UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934, as amended

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to [section]240.14a-12

                        THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II
                              BISHOP STREET FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)   Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
        2)   Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
        4)   Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
        5)   Total fee paid:

        ------------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:

        ------------------------------------------------------------------------
        2)   Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
        3)   Filing Party:

        ------------------------------------------------------------------------
        4)   Date Filed:

        ------------------------------------------------------------------------

                                                 IMPORTANT PROXY INFORMATION FOR

                                                 THE ADVISORS' INNER CIRCLE FUND

Acadian Emerging Markets Portfolio         Edgewood Growth Fund                       Sands Capital Global Growth Fund
AlphaOne Small Cap Opportunities           FMC Select Fund                            Sarofim Equity Fund
Fund
AlphaOne NextGen Technology Fund           FMC Strategic Value Fund                   Thomson Horstmann & Bryant MicroCap
                                                                                      Fund
AlphaOne VIMCO Small Cap Value             Hamlin High Dividend Equity Fund           TS&W Equity Portfolio
Fund
AT Disciplined Equity Fund                 Harvest Asian Bond Fund                    Westwood Income Opportunity Fund
                                           (formerly, Harvest Funds Intermediate
                                           Bond)
AT Mid Cap Equity Fund                     Haverford Quality Growth Stock Fund        Westwood SMidCap Fund
AT Income Opportunities Fund               ICM Small Company Portfolio                Westwood LargeCap Value Fund
Cambiar International Equity Fund          Loomis Sayles Full Discretion              Westwood SmallCap Fund
                                           Institutional Securitized Fund
Cambiar Opportunity Fund                   LSV Value Equity Fund                      Westwood Low Volatility Equity Fund
Cambiar Small Cap Fund                     LSV Conservative Value Equity Fund         Westwood SMidCap Plus Fund
Cambiar Global Ultra Focus Fund            LSV Small Cap Value Fund                   Westwood Short Duration High Yield Fund
Cambiar SMID Fund                          LSV U.S. Managed Volatility Fund           Westwood Global Equity Fund
Cambiar Global Equity Fund                 LSV Global Managed Volatility Fund         Westwood Emerging Markets Fund
Cambiar International Small Cap Fund       LSV Global Value Fund                      Westwood MLP and Strategic Energy Fund
Cornerstone Advisors Global Public         McKee International Equity Portfolio       Westwood Opportunistic High Yield Fund
Equity Fund
Cornerstone Advisors Income                Rice Hall James Micro Cap Portfolio        Westwood Market Neutral Income Fund
Opportunities Fund
Cornerstone Advisors Public                Rice Hall James Small Cap Portfolio        Westwood Strategic Convertibles Fund
Alternatives Fund
Cornerstone Advisors Real Assets Fund      Rice Hall James SMID Cap Portfolio         Westwood Worldwide Income Opportunity
                                                                                      Fund
Cornerstone Advisors Core Plus Bond
Fund


                                              THE ADVISORS' INNER CIRCLE FUND II

Cardinal Small Cap Value Fund              Frost Credit Fund                          Hancock Horizon Dynamic Asset Allocation
                                                                                      Fund
Champlain Small Company Fund               Hancock Horizon International Small        Kopernik Global All-Cap Fund
                                           Cap Fund
Champlain Mid Cap Fund                     Hancock Horizon Microcap Fund              Kopernik International Fund
Champlain Emerging Markets Fund            Hancock Horizon Burkenroad Small Cap       LM Capital Opportunistic Bond Fund
                                           Fund
Frost Growth Equity Fund                   Hancock Horizon Diversified Income         Reaves Utilities and Energy Infrastructure
                                           Fund                                       Fund
Frost Mid Cap Equity Fund                  Hancock Horizon Diversified
                                           International Fund                         RSQ International Equity Fund
Frost Value Equity Fund                    Hancock Horizon Quantitative
                                           Long/Short Fund                            RQSI Small Cap Hedged Equity Fund
Frost Low Duration Bond Fund               Hancock Horizon Louisiana Tax-Free
                                           Income Fund                                Westfield Capital Large Cap Growth Fund
Frost Municipal Bond Fund                  Hancock Horizon Mississippi Tax-Free
                                           Income Fund                                Westfield Capital Dividend Growth Fund
Frost Total Return Bond Fund               Hancock Horizon U.S. Small Cap Fund

                                                             BISHOP STREET FUNDS

Bishop Street Dividend Value Fund          Bishop Street High Grade Income Fund       Bishop Street Hawaii Municipal Bond Fund

                        THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II
                              BISHOP STREET FUNDS

                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

Dear Shareholder:

     Enclosed is a notice, proxy statement and proxy card for a Joint Special Meeting of Shareholders (the "Meeting") of the series of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds (each a "Fund," and together, the "Funds"). The Meeting is scheduled for March 26, 2018. If you are a shareholder of record of a Fund as of the close of business on January 19, 2018, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

     At the Meeting, shareholders of each Fund will be asked to elect eight Trustees to the Board of Trustees of the Fund. Information about the nominees is provided in the accompanying proxy statement.

     THE BOARD OF TRUSTEES OF EACH FUND HAS UNANIMOUSLY APPROVED THE NOMINEES AND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES.

     YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting and vote in person. You may also vote your shares by telephone or through the Internet. Please follow the enclosed instructions to utilize any of these voting methods.

     If we do not receive your vote promptly, you may be contacted by a representative of the Funds, who will remind you to vote your shares.

     Thank you for your attention and consideration of this important matter and for your investment in the Funds. If you need additional voting information, please call (877) 896-3197 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Sincerely,

/s/ Michael Beattie

Michael Beattie
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                        THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II
                              BISHOP STREET FUNDS

                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 26, 2018

Notice is hereby given that a Joint Special Meeting of Shareholders (the "Meeting") of the series of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds (each a "Fund," and together, the "Funds"), will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on Monday, March 26, 2018, at 10:00 a.m., Eastern Time.

At the Meeting, shareholders of record of each Fund will be asked to elect eight Trustees to the Board of Trustees of the Fund, and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting and vote in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Funds, by submitting a subsequent proxy by mail, Internet, or telephone, or by voting in person at the Meeting.

Shareholders of record of each Fund at the close of business on January 19, 2018 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

  IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2018.

The proxy statement is available at www.proxyonline.com/docs/SEI2018.pdf.

                                             By Order of the Board of Trustees

                                             /s/ Michael Beattie

                                             Michael Beattie
                                             President

                        THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II
                              BISHOP STREET FUNDS

                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                PROXY STATEMENT
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 26, 2018

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the series of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds (each, a "Fund," and together, the "Funds"), to be voted at a joint special meeting of shareholders of the Funds at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Monday, March 26, 2018 at 10:00 a.m., Eastern Time, and at any adjournments thereof (such joint special meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of record of each Fund at the close of business on January 19, 2018 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of joint special meeting and proxy card are first being mailed to shareholders on or about February 12, 2018.

At the Meeting, shareholders of record of each Fund will be asked to elect eight Trustees to the Board of Trustees of the Fund, and to transact such other business, if any, as may properly come before the Meeting.

Each full share of a Fund will be entitled to one vote at the Meeting, and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. The number of shares of each Fund issued and outstanding as of the Record Date is included in Appendix A.

The Funds will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this proxy statement and its enclosures, legal fees, and solicitation costs.

In this proxy statement, the term "Board" refers to the Board of Trustees of the Funds, and the term "Trustee" includes each trustee of the Funds. A Trustee who is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds is referred to in this proxy statement as an "Interested Trustee." A Trustee who is not an "interested person," as defined in the 1940 Act, of the Funds is referred to in this proxy statement as an "Independent Trustee." The Advisors' Inner Circle Fund ("AIC"), The Advisors' Inner Circle Fund II ("AIC II") and Bishop Street Funds ("BSF") are each referred to in this proxy statement as a "Trust," and are collectively referred to in this proxy statement as the "Trusts."

                              ELECTION OF TRUSTEES

It is proposed that Robert Nesher, N. Jeffrey Klauder, Joseph T. Grause, Jr., Mitchell A. Johnson, Betty L. Krikorian, Bruce Speca, George J. Sullivan, Jr. and Tracie E. Ahern (each, a "Nominee" and collectively, the "Nominees") be elected at the Meeting to serve as Trustees of the Funds. All of the Nominees, with the exceptions of Mr. Klauder and Ms. Ahern, currently serve on the Board. Mr. Klauder has been nominated to succeed William M. Doran as an Interested Trustee, and Ms. Ahern has been nominated to succeed John K. Darr, as an Independent Trustee. Mr. Darr retired from the Board as of December 31, 2017. Mr. Doran is scheduled to retire from the Board prior to the Meeting.

Section 16(a) of the 1940 Act generally requires the trustees of an investment company to be elected by shareholder vote. Section 16(a) provides, however, that trustees may be appointed without the election of shareholders if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. Currently, five of the seven Trustees (Messrs. Nesher, Doran, Johnson and Sullivan, and Ms. Krikorian) have been elected by shareholders, while two of the seven Trustees (Messrs. Grause and Speca) have been appointed by the Board, but not elected by shareholders. Accordingly, a shareholder vote must be held in order for Mr. Klauder and Ms. Ahern to serve on the Board with Messrs. Nesher, Johnson, Sullivan, Grause and Speca, and Ms. Krikorian.

Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected. The Board does not know of any reason why any Nominee would be unable to serve as a Trustee, but if any Nominee should become unable to serve prior to the Meeting, the proxy holders reserve the right to vote for another person of their choice as Trustee.

INFORMATION ABOUT THE NOMINEES

Set forth below are the names, years of birth, position with the Funds and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the Nominees. There is no stated term of office for the Nominees. The business address of each Nominee is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER
                     POSITION WITH                                    OF FUNDS
                      FUNDS AND                  PRINCIPAL            OVERSEEN
  NAME AND          LENGTH OF TIME              OCCUPATIONS            OR TO BE         OTHER DIRECTORSHIPS HELD IN THE PAST 5
YEAR OF BIRTH           SERVED              IN THE PAST 5 YEARS       OVERSEEN                           YEARS
------------------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert              Chairman of the        SEI employee 1974             87             Current Directorships: Trustee of The KP
Nesher*             Board of               to present; currently                        Funds, SEI Daily Income Trust, SEI
(Born: 1946)        Trustees               performs various                             Institutional International Trust, SEI
                    (since 1991)           services on behalf of                        Institutional Investments Trust, SEI
                                           SEI Investments for                          Institutional Managed Trust, SEI Asset
                                           which Mr. Nesher is                          Allocation Trust, SEI Tax Exempt Trust,
                                           compensated. Vice                            Adviser Managed Trust, New Covenant
                                           Chairman of The                              Funds, SEI Insurance Products Trust and SEI
                                           Advisors' Inner                              Catholic Values Trust. Director of SEI
                                           Circle Fund III,                             Structured Credit Fund, LP, SEI Global
                                           Winton Diversified                           Master Fund plc, SEI Global Assets Fund plc,
                                           Opportunities Fund                           SEI Global Investments Fund plc, SEI
                                           (closed-end                                  Investments--Global Funds Services,
                                           investment                                   Limited, SEI Investments Global, Limited,
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER
                     POSITION WITH                                    OF FUNDS
                      FUNDS AND                  PRINCIPAL            OVERSEEN
  NAME AND          LENGTH OF TIME              OCCUPATIONS            OR TO BE         OTHER DIRECTORSHIPS HELD IN THE PAST 5
YEAR OF BIRTH           SERVED              IN THE PAST 5 YEARS       OVERSEEN                           YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                            company), Gallery                           SEI Investments (Europe) Ltd., SEI
                                            Trust, Schroder                             Investments--Unit Trust Management (UK)
                                            Series Trust and                            Limited, SEI Multi-Strategy Funds PLC and
                                            Schroder Global                             SEI Global Nominee Ltd.
                                            Series Trust.
                                            President, Chief                            Former Directorships: Director of SEI
                                            Executive Officer                           Opportunity Fund, L.P. to 2010. Director of
                                            and Trustee of SEI                          SEI Alpha Strategy Portfolios, LP to 2013.
                                            Daily Income Trust,                         Trustee of SEI Liquid Asset Trust to 2016.
                                            SEI Tax Exempt
                                            Trust, SEI
                                            Institutional
                                            Managed Trust, SEI
                                            Institutional
                                            International Trust,
                                            SEI Institutional
                                            Investments Trust,
                                            SEI Asset
                                            Allocation Trust,
                                            Adviser Managed
                                            Trust, New
                                            Covenant Funds,
                                            SEI Insurance
                                            Products Trust and
                                            SEI Catholic Values
                                            Trust. President and
                                            Director of SEI
                                            Structured Credit
                                            Fund, LP. President,
                                            Chief Executive
                                            Officer and Director
                                            of SEI Alpha
                                            Strategy Portfolios,
                                            LP, 2007 to 2013.
                                            President and
                                            Director of SEI
                                            Opportunity Fund,
                                            L.P. to 2010. Vice
                                            Chairman of
                                            O'Connor EQUUS
                                            (closed-end
                                            investment
                                            company) to 2016.
                                            Vice Chairman of
                                            Winton Series Trust
                                            to 2017. President,
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER
                     POSITION WITH                                    OF FUNDS
                      FUNDS AND                  PRINCIPAL            OVERSEEN
  NAME AND          LENGTH OF TIME              OCCUPATIONS            OR TO BE         OTHER DIRECTORSHIPS HELD IN THE PAST 5
YEAR OF BIRTH            SERVED             IN THE PAST 5 YEARS       OVERSEEN                           YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                            Chief Executive
                                            Officer and Trustee
                                            of SEI Liquid Asset
                                            Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------
N. Jeffrey          N/A                     Executive Vice               87             Current Directorships: Director of SEI
Klauder*                                    President and                               Private Trust Company; SEI Investments
(Born: 1952)                                General Counsel of                          Management Corporation; SEI Trust
                                            SEI Investments                             Company; SEI Investments (South Africa),
                                            since 2004.                                 Limited; SEI Investments (Canada) Company;
                                                                                        SEI Global Fund Services Ltd.; SEI
                                                                                        Investments Global Limited; SEI Global
                                                                                        Master Fund; SEI Global Investments Fund;
                                                                                        and SEI Global Assets Fund.
------------------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Joseph T.           Trustee                 Self-Employed                 87            Current Directorships: Trustee of The KP
Grause, Jr.         (since 2011)            Consultant since                            Funds. Director of The Korea Fund, Inc.
(Born: 1952)        Lead                    2012. Director of
                    Independent             Endowments and
                    Trustee                 Foundations,
                    (since 2018)            Morningstar
                                            Investment
                                            Management,
                                            Morningstar, Inc.,
                                            2010 to 2011.
                                            Director of
                                            International
                                            Consulting and Chief
                                            Executive Officer of
                                            Morningstar
                                            Associates Europe
                                            Limited,
                                            Morningstar, Inc.,
                                            2007 to 2010.
                                            Country Manager --
                                            Morningstar UK
                                            Limited,
                                            Morningstar, Inc.,
                                            2005 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A.         Trustee                 Retired. Private              87            Current Directorships: Trustee of The KP
Johnson             (since 2005)            Investor since 1994.                        Funds, SEI Asset Allocation Trust, SEI Daily
(Born: 1942)                                                                            Income Trust, SEI Institutional
                                                                                        International Trust, SEI Institutional
                                                                                        Managed Trust, SEI Institutional Investments
                                                                                        Trust, SEI Tax Exempt Trust, Adviser
                                                                                        Managed Trust, New
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER
                     POSITION WITH                                    OF FUNDS
                      FUNDS AND                  PRINCIPAL            OVERSEEN
  NAME AND          LENGTH OF TIME              OCCUPATIONS            OR TO BE         OTHER DIRECTORSHIPS HELD IN THE PAST 5
YEAR OF BIRTH            SERVED             IN THE PAST 5 YEARS       OVERSEEN                           YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Covenant Funds, SEI Insurance Products
                                                                                        Trust and SEI Catholic Values Trust.
                                                                                        Director of Federal Agricultural Mortgage
                                                                                        Corporation (Farmer Mac) since 1997.

                                                                                        Former Directorships: Director of SEI Alpha
                                                                                        Strategy Portfolios, LP to 2013. Trustee of
                                                                                        SEI Liquid Asset Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------
Betty L.            Trustee                 Vice President,               87            Current Directorships: Trustee of The KP
Krikorian           (since 2005)            Compliance, AARP                            Funds.
(Born: 1943)                                Financial Inc., from
                                            2008 to 2010. Self-
                                            Employed Legal and
                                            Financial Services
                                            Consultant since
                                            2003. Counsel (in-
                                            house) for State
                                            Street Bank from
                                            1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Speca         Trustee                 Global Head of Asset          87            Current Directorships: Trustee of The KP
(Born: 1956)        (since 2011)            Allocation, Manulife                        Funds. Director of Stone Harbor Investments
                                            Asset Management                            Funds, Stone Harbor Emerging Markets
                                            (subsidiary of                              Income Fund (closed-end fund) and Stone
                                            Manulife Financial),                        Harbor Emerging Markets Total Income Fund
                                            2010 to 2011.                               (closed-end fund).
                                            Executive Vice
                                            President --
                                            Investment
                                            Management
                                            Services, John
                                            Hancock Financial
                                            Services (subsidiary
                                            of Manulife
                                            Financial), 2003 to
                                            2010.
------------------------------------------------------------------------------------------------------------------------------------
George J.           Trustee                 Retired since 2012.           87            Current Directorships: Trustee/Director of
Sullivan, Jr.       (since 1999)            Self-Employed                               The KP Funds, SEI Structured Credit Fund,
(Born: 1942)                                Consultant,                                 LP, SEI Daily Income Trust, SEI
                                            Newfound                                    Institutional International Trust, SEI
                                            Consultants Inc.,                           Institutional Investments Trust, SEI
                                            1997 to 2011.                               Institutional Managed Trust, SEI Asset
                                                                                        Allocation Trust, SEI Tax Exempt Trust,
                                                                                        Adviser Managed Trust, New Covenant Funds,
                                                                                        SEI Insurance Products Trust and SEI
                                                                                        Catholic Values Trust.

                                                                                        Former Directorships: Director of SEI
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER
                     POSITION WITH                                    OF FUNDS
                      FUNDS AND                  PRINCIPAL            OVERSEEN
  NAME AND          LENGTH OF TIME              OCCUPATIONS            OR TO BE         OTHER DIRECTORSHIPS HELD IN THE PAST 5
YEAR OF BIRTH            SERVED             IN THE PAST 5 YEARS       OVERSEEN                           YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Opportunity Fund, L.P. to 2010. Director of
                                                                                        SEI Alpha Strategy Portfolios, LP to 2013.
                                                                                        Trustee of SEI Liquid Asset Trust to 2016.
                                                                                        Trustee/ Director of State Street Navigator
                                                                                        Securities Lending Trust to 2017. Member of
                                                                                        the independent review committee for SEI's
                                                                                        Canadian-registered mutual funds to 2017.
------------------------------------------------------------------------------------------------------------------------------------
Tracie E.           N/A                     Danesmead Partners            87            None
Ahern                                       -- Principal (since
(Born: 1968)                                2016); Brightwood
                                            Capital Advisors
                                            LLC -- Chief
                                            Operating
                                            Officer/Chief
                                            Financial Officer
                                            (2015 to 2016) and
                                            Advisor (2016);
                                            Soros Fund
                                            Management LLC -
                                            Chief Financial
                                            Officer (2007 to
                                            2015).
------------------------------------------------------------------------------------------------------------------------------------

* Messrs. Nesher and Klauder may be deemed to be "interested" persons, as that term is defined in the 1940 Act, of the Funds by virtue of their affiliation with SEI Investments Distribution Co. (the "Distributor") and/or its affiliates.

INDIVIDUAL NOMINEE QUALIFICATIONS

The Funds have concluded that each of the Nominees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Funds have concluded that each of the Nominees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Funds have concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a Trustee of the Funds since 1991.

The Funds have concluded that Mr. Klauder should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 2004, his knowledge of and experience in the financial services industry, and the experience he gained serving as a partner of a large law firm.

The Funds have concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a Trustee of the Funds since 2011.

The Funds have concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a Trustee of the Funds since 2005.

The Funds have concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a Trustee of the Funds since 2005.

The Funds have concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a Trustee of the Funds since 2011.

The Funds have concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and the experience he has gained serving as a Trustee of the Funds since 1999.

The Funds have concluded that Ms. Ahern should serve as Trustee because of the experience she gained in numerous finance, accounting, tax, compliance and administration roles in the investment management industry, and her experience serving as a director of multiple hedge funds, private equity funds and nonprofit organizations.

NOMINEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of Fund shares beneficially owned by each Nominee as of December 31, 2017.

----------------------------------------------------------------------------------------------------------------
                                     DOLLAR RANGE OF FUND SHARES            AGGREGATE DOLLAR RANGE OF FUND
       NAME                                   (FUND)                                    SHARES
----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE NOMINEES
----------------------------------------------------------------------------------------------------------------
Robert Nesher                                  None                                      None
----------------------------------------------------------------------------------------------------------------
N. Jeffrey Klauder                             None                                      None
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEE NOMINEES
----------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.              Over $100,000 (Westwood Short
                                     Duration High Yield Fund)                       Over $100,000
----------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson                            None                                      None
----------------------------------------------------------------------------------------------------------------
Betty L. Krikorian                             None                                      None
----------------------------------------------------------------------------------------------------------------
Bruce Speca                                    None                                      None
----------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.                        None                                      None
----------------------------------------------------------------------------------------------------------------
Tracie E. Ahern                                None                                      None
----------------------------------------------------------------------------------------------------------------

NOMINEE COMPENSATION

The Funds paid the following fees to the Nominees during the year ended December 31, 2017:

-----------------------------------------------------------------------------------------------------
                                    AGGREGATE             AGGREGATE             AGGREGATE
                                COMPENSATION FROM     COMPENSATION FROM     COMPENSATION FROM
             NAME                      AIC                  AIC II                 BSF
-----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE NOMINEES
-----------------------------------------------------------------------------------------------------
Robert Nesher                          $0                     $0                   $0
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEE NOMINEES
-----------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.               $114,340                $58,476              $7,553
-----------------------------------------------------------------------------------------------------
Mitchell A. Johnson                 $114,340                $58,476              $7,553
-----------------------------------------------------------------------------------------------------
Betty L. Krikorian                  $122,897                $63,200              $8,062
-----------------------------------------------------------------------------------------------------
Bruce Speca                         $114,340                $58,476              $7,553
-----------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.             $128,601                $66,349              $8,402
-----------------------------------------------------------------------------------------------------

Each Trust would compensate Ms. Ahern for serving as an Independent Trustee, but would not compensate Mr. Klauder for serving as an Interested Trustee.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

There are currently seven members of the Board, five of whom are Independent Trustees. Robert Nesher, an Interested Trustee, serves as Chairman of the Board. Joseph T. Grause, Jr., an Independent Trustee, serves as the lead Independent Trustee. The Funds have determined that their leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Funds made this determination in consideration of, among other things, the fact that the Independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each committee of the Board is an Independent Trustee, the amount of assets in the Funds, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an Independent Trustee and composed of all of the Independent Trustees.

In his role as lead Independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Trustees and management, and among the Independent Trustees; (v) serves as a key point person for dealings between the Independent Trustees and management; and (vi) has such other responsibilities as the Board or Independent Trustees determine from time to time.

Like most mutual funds, the day-to-day business of the Funds, including the management of risk, is performed by third party service providers, such as the Funds' investment advisers and sub-advisers (each, an "Adviser," and, together, the "Advisers"), the Distributor, and SEI Investments Global Funds Services (the "Administrator"). The Trustees are responsible for overseeing the Funds' service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of a Fund's business (e.g., the Adviser is responsible for the day-to-day management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a Fund, at which time certain of the Fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Funds' Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to a Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser's adherence to the Fund's investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund's investments, including, for example, reports on the Adviser's use of derivatives in managing the Fund, if any, as well as reports on the Fund's investments in other investment companies, if any.

The Funds' Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues, and Fund and Adviser risk assessments. At least annually, the Funds' Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the policies and procedures of the Funds and their service providers, including the Advisers. The report addresses the operation of the policies and procedures of the Funds and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Funds' Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firms review with the Audit Committee their audits of the Funds' financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds' internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Funds in their periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Funds' internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Funds' financial reporting and the preparation of the Funds' financial statements.

From their review of these reports and discussions with the Advisers, the Chief Compliance Officer, the independent registered public accounting firms and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and the service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through the Advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

BOARD MEETINGS AND COMMITTEES

During the fiscal years ended January 31, 2017, July 31, 2017, October 31, 2017 and December 31, 2017, the Board met seven, six, five and five times, respectively.

The Board has established the following standing committees:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each Fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing each independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each Fund's independent registered public accounting firm to the Fund and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firms and the Trustees;
(v) reviewing the results of each external audit, including any qualifications in an independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Administrator that are material to the Funds, if any, and management's responses to any such reports; (vi) reviewing each Fund's audited financial statements and considering any significant disputes between Fund management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firms and the Funds' senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the internal financial controls; (viii) reviewing, in consultation with each Fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each Fund's financial statements; and (ix) other audit related matters. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times during each Fund's last fiscal year.

GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the Independent Trustees. The Governance Committee operates under a written charter approved by the Board, a copy of which is attached hereto as Appendix B. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as Independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Funds' office. Ms. Krikorian serves as the Chairperson of the Governance Committee. The Governance Committee meets periodically, as necessary. During the fiscal years ended January 31, 2017, July 31, 2017, October 31, 2017 and December 31, 2017, the Governance Committee met four, five, five and five times, respectively.

The Governance Committee reviews shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Funds' offices. When identifying and evaluating nominees, including those recommended by shareholders, the Governance Committee considers the complementary individual skills and experience of the individual nominee primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. The Committee has not adopted any specific minimum qualifications with respect to nominees and reviews each nominee's qualifications on a case-by-case basis. The Independent Trustees recommended Ms. Ahern to the Governance Committee for nomination as an Independent
Trustee.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders wishing to submit written communications to the Board or an individual Trustee should send their communications to SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

REQUIRED VOTE

All Nominees receiving a plurality of the votes cast at the Meeting with respect to a Trust will be elected as Trustees of the Trust, provided that a majority of the shares of the Trust entitled to vote are present in person or by proxy at the Meeting. The election of Trustees for one Trust is not contingent on the election of Trustees for any other Trust.

Under a plurality vote, the Nominees who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, all eight Nominees are expected to be elected as Trustees, as all Nominees who receive votes in favor will be elected, while votes not cast or votes to withhold (or abstentions) will have no effect on the election outcome.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES.

                             ADDITIONAL INFORMATION

FUND OFFICERS

Set forth below are the names, years of birth, position with the Funds and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Funds. There is no stated term of office for the officers of the Funds. Unless otherwise noted, the business address of each officer is SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania

19456. The Chief Compliance Officer is the only officer who receives compensation from the Funds for his services.

---------------------------------------------------------------------------------------------------------------------
NAME AND YEAR OF       POSITION WITH FUNDS                     PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
BIRTH                  AND LENGTH OF TIME SERVED
---------------------------------------------------------------------------------------------------------------------
Michael Beattie        President                               Director of Client Service, SEI Investments, since
(Born: 1965)           (since 2011)                            2004.
---------------------------------------------------------------------------------------------------------------------
James Bernstein        Vice President and Assistant            Attorney, SEI Investments, since 2017.
(Born: 1962)           Secretary
                       (since 2017)                            Prior Positions: Self-employed consultant, 2017.
                                                               Associate General Counsel & Vice President,
                                                               Nationwide Funds Group and Nationwide Mutual
                                                               Insurance Company, from 2002 to 2016. Assistant
                                                               General Counsel & Vice President, Market Street
                                                               Funds and Provident Mutual Insurance Company,
                                                               from 1999 to 2002.
---------------------------------------------------------------------------------------------------------------------
John Bourgeois         Assistant Treasurer                     Fund Accounting Manager, SEI Investments, since
(Born: 1973)           (since 2017)                            2000.
---------------------------------------------------------------------------------------------------------------------
Stephen Connors        Treasurer, Controller and Chief         Director, SEI Investments, Fund Accounting, since
(Born: 1984)           Financial Officer                       2014. Audit Manager, Deloitte & Touche LLP, from
                       (since 2015)                            2011 to 2014.
---------------------------------------------------------------------------------------------------------------------
Dianne M.              Vice President and Secretary            Counsel at SEI Investments since 2010. Associate at
Descoteaux             (since 2011)                            Morgan, Lewis & Bockius LLP, from 2006 to 2010.
(Born: 1977)
---------------------------------------------------------------------------------------------------------------------
Russell Emery          Chief Compliance Officer                Chief Compliance Officer of SEI Structured Credit
(Born: 1962)           (since 2006)                            Fund, LP since 2007. Chief Compliance Officer of
                                                               SEI Alpha Strategy Portfolios, LP from 2007 to
                                                               2013. Chief Compliance Officer of The KP Funds,
                                                               The Advisors' Inner Circle Fund III, Winton
                                                               Diversified Opportunities Fund (closed-end
                                                               investment company), Gallery Trust, Schroder Series
                                                               Trust, Schroder Global Series Trust, SEI Institutional
                                                               Managed Trust, SEI Asset Allocation Trust, SEI
                                                               Institutional International Trust, SEI Institutional
                                                               Investments Trust, SEI Daily Income Trust, SEI Tax
                                                               Exempt Trust, Adviser Managed Trust, New
                                                               Covenant Funds, SEI Insurance Products Trust and
                                                               SEI Catholic Values Trust. Chief Compliance
                                                               Officer of SEI Opportunity Fund, L.P. to 2010. Chief
                                                               Compliance Officer of O'Connor EQUUS (closed-
                                                               end investment company) to 2016. Chief
                                                               Compliance Officer of SEI Liquid Asset Trust to
                                                               2016. Chief Compliance Officer of Winton Series
                                                               Trust to 2017.
---------------------------------------------------------------------------------------------------------------------
Robert Morrow          Vice President                          Account Manager, SEI Investments, since 2007.
(Born: 1968)           (since 2017)
---------------------------------------------------------------------------------------------------------------------
Bridget E. Sudall      Anti-Money Laundering Compliance        Senior Associate and AML Officer, Morgan Stanley
(Born: 1980)           Officer and Privacy Officer (since      Alternative Investment Partners, from 2011 to 2015.
                       2015)                                   Investor Services Team Lead, Morgan Stanley
                                                               Alternative Investment Partners, from 2007 to 2011.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NAME AND YEAR OF       POSITION WITH FUNDS                     PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
BIRTH                  AND LENGTH OF TIME SERVED
---------------------------------------------------------------------------------------------------------------------
Lisa Whittaker         Vice President and Assistant            Attorney, SEI Investments, since 2012. Associate
(Born: 1978)           Secretary                               Counsel and Compliance Officer, The Glenmede
                       (since 2013)                            Trust Company, N.A., from 2011 to 2012. Associate,
                                                               Drinker Biddle & Reath LLP, from 2006 to 2011.
---------------------------------------------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

PricewaterhouseCoopers LLP ("PwC"), Ernst & Young LLP ("EY"), Deloitte and Touche LLP ("Deloitte") and BBD, LLP ("BBD") (each, an "Auditor," and, together, the "Auditors") serve as the independent registered public accounting firms for the Funds.

Representatives of the Auditors are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES. Below are the aggregate fees billed by the Auditors in the Funds' last two fiscal years for professional services rendered by the Auditors for the audit of the Funds' annual financial statements and services normally provided by the Auditors in connection with statutory and regulatory filings.

------------------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR END      TRUST      FUNDS(1)                                                                2016               2017
------------------------------------------------------------------------------------------------------------------------------------
PWC
------------------------------------------------------------------------------------------------------------------------------------
October 31           AIC        Loomis Sayles Full Discretion Institutional Securitized Fund           $49,000           $101,400
                                McKee International Equity Portfolio
                                Rice Hall James Micro Cap Portfolio(2)
                                Rice Hall James Small Cap Portfolio(2)
                                Rice Hall James SMID Cap Portfolio(2)
------------------------------------------------------------------------------------------------------------------------------------
October 31           AIC II     Cardinal Small Cap Value Fund                                          $140,400          $143,400
                                Kopernik Global All-Cap Fund
                                Kopernik International Fund
                                RSQ International Equity Fund
                                Westfield Capital Large Cap Growth Fund
                                Westfield Capital Dividend Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
December 31          AIC        Harvest Asian Bond Fund                                                $50,400            $51,400
                                Sarofim Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
December 31          BSF        Bishop Street Dividend Value Fund                                      $124,900           $78,200
                                Bishop Street High Grade Income Fund
                                Bishop Street Hawaii Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
EY
------------------------------------------------------------------------------------------------------------------------------------
January 31           AIC II     Hancock Horizon Burkenroad Small Cap Fund                              $322,705          $394,190
                                Hancock Horizon Diversified Income Fund
                                Hancock Horizon Diversified International Fund
                                Hancock Horizon Quantitative Long/Short Fund
                                Hancock Horizon Louisiana Tax-Free Income Fund
                                Hancock Horizon Mississippi Tax-Free Income Fund
                                Hancock Horizon U.S. Small Cap Fund
                                Hancock Horizon Dynamic Asset Allocation Fund
                                Hancock Horizon International Small Cap Fund
                                Hancock Horizon Microcap Fund
------------------------------------------------------------------------------------------------------------------------------------
April 30             AIC        Cambiar International Equity Fund(3)                                   $169,925          $165,015
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                Cambiar Opportunity Fund(3)
                                Cambiar Small Cap Fund(3)
                                Cambiar Global Ultra Focus Fund(3)
                                Cambiar SMID Fund(3)
                                Cambiar Global Equity Fund(3)
                                Cambiar International Small Cap Fund(3)
------------------------------------------------------------------------------------------------------------------------------------
July 31              AIC II     Champlain Small Company Fund                                           $388,550          $414,870
                                Champlain Mid Cap Fund
                                Champlain Emerging Markets Fund(4)
                                Frost Growth Equity Fund
                                Frost Mid Cap Equity Fund
                                Frost Value Equity Fund
                                Frost Low Duration Bond Fund
                                Frost Municipal Bond Fund
                                Frost Total Return Bond Fund
                                Frost Credit Fund
                                LM Capital Opportunistic Bond Fund
                                Reaves Utilities and Energy Infrastructure Fund
------------------------------------------------------------------------------------------------------------------------------------
October 31           AIC        AlphaOne Small Cap Opportunities Fund                                  $725,065          $896,975
                                AT Disciplined Equity Fund
                                AT Mid Cap Equity Fund
                                AT Income Opportunities Fund
                                Cambiar International Equity Fund(3)
                                Cambiar Opportunity Fund(3)
                                Cambiar Small Cap Fund(3)
                                Cambiar Global Ultra Focus Fund(3)
                                Cambiar SMID Fund(3)
                                Cambiar Global Equity Fund(3)
                                Cambiar International Small Cap Fund(3)
                                Edgewood Growth Fund
                                FMC Select Fund
                                FMC Strategic Value Fund
                                Haverford Quality Growth Stock Fund
                                LSV Value Equity Fund
                                LSV Conservative Value Equity Fund
                                LSV Small Cap Value Fund
                                LSV U.S. Managed Volatility Fund
                                LSV Global Managed Volatility Fund
                                LSV Global Value Fund
                                Sands Capital Global Growth Fund
                                Thomson Horstmann & Bryant MicroCap Fund
                                Westwood Income Opportunity Fund
                                Westwood SMidCap Fund
                                Westwood LargeCap Value Fund
                                Westwood SmallCap Fund
                                Westwood Low Volatility Equity Fund
                                Westwood SMidCap Plus Fund
                                Westwood Short Duration High Yield Fund
                                Westwood Global Equity Fund
                                Westwood Emerging Markets Fund
                                Westwood MLP and Strategic Energy Fund
                                Westwood Opportunistic High Yield Fund
                                Westwood Market Neutral Income Fund
                                Westwood Strategic Convertibles Fund
                                Westwood Worldwide Income Opportunity Fund
------------------------------------------------------------------------------------------------------------------------------------
October 31           AIC II     RQSI Small Cap Hedged Equity Fund                                      $21,880            $22,475
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
December 31          AIC        Hamlin High Dividend Equity Fund                                       $21,945            $22,600
------------------------------------------------------------------------------------------------------------------------------------
DELOITTE
------------------------------------------------------------------------------------------------------------------------------------
October 31           AIC        Cornerstone Advisors Global Public Equity Fund                         $160,000          $162,500
                                Cornerstone Advisors Income Opportunities Fund
                                Cornerstone Advisors Public Alternatives Fund
                                Cornerstone Advisors Real Assets Fund
                                Cornerstone Advisors Core Plus Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
BBD
------------------------------------------------------------------------------------------------------------------------------------
October 31           AIC        Acadian Emerging Markets Portfolio                                     $141,000          $107,000
                                ICM Small Company Portfolio
                                Rice Hall James Micro Cap Portfolio(2)
                                Rice Hall James Small Cap Portfolio(2)
                                Rice Hall James SMID Cap Portfolio(2)
                                TS&W Equity Portfolio
------------------------------------------------------------------------------------------------------------------------------------

AUDIT-RELATED FEES. There were no fees billed by the Auditors in the Funds' last two fiscal years for assurance and related services rendered by the Auditors that are reasonably related to the performance of the audit of the Funds' financial statements, and are not reported under "Audit Fees" above.

TAX FEES. Below are the aggregate fees billed by the Auditors in the Funds' last two fiscal years for professional services rendered by the Auditors for tax compliance, tax advice, and tax planning ("Tax Services").

------------------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR END      TRUST      FUNDS(1)                                                                2016               2017
------------------------------------------------------------------------------------------------------------------------------------
PWC
------------------------------------------------------------------------------------------------------------------------------------
October 31           AIC        Loomis Sayles Full Discretion Institutional Securitized Fund           $25,000            $30,000
                                McKee International Equity Portfolio
                                Rice Hall James Micro Cap Portfolio(2)
                                Rice Hall James Small Cap Portfolio(2)
                                Rice Hall James SMID Cap Portfolio(2)
------------------------------------------------------------------------------------------------------------------------------------
October 31           AIC II     Cardinal Small Cap Value Fund                                          $220,000           $121,700
                                Kopernik Global All-Cap Fund
                                Kopernik International Fund
                                RSQ International Equity Fund
                                Westfield Capital Large Cap Growth Fund
                                Westfield Capital Dividend Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
DELOITTE
------------------------------------------------------------------------------------------------------------------------------------
October 31           AIC        Cornerstone Advisors Global Public Equity Fund                         $82,450            $82,450
                                Cornerstone Advisors Income Opportunities Fund
                                Cornerstone Advisors Public Alternatives Fund
                                Cornerstone Advisors Real Assets Fund
                                Cornerstone Advisors Core Plus Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

Below are the aggregate fees billed by the Auditors in the Funds' last two fiscal years that were required to be approved by the Audit Committee for Tax Services rendered to the Service Providers that relate directly to the operations or financial reporting of the Funds.

------------------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR END      TRUST      FUNDS(1)                                                                2016               2017
------------------------------------------------------------------------------------------------------------------------------------
PWC
------------------------------------------------------------------------------------------------------------------------------------
October 31           AIC        Loomis Sayles Full Discretion Institutional Securitized Fund          $110,000           $120,500
                                McKee International Equity Portfolio
                                Rice Hall James Micro Cap Portfolio(2)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                Rice Hall James Small Cap Portfolio(2)
                                Rice Hall James SMID Cap Portfolio(2)
------------------------------------------------------------------------------------------------------------------------------------

ALL OTHER FEES. There were no fees billed by the Auditors in the Funds' last two fiscal years for products and services provided by the Auditors, other than the services reported above.

None of the services described above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

AGGREGATE NON-AUDIT FEES. Below are the aggregate non-audit fees billed by the Auditors in the Funds' last two fiscal years for services rendered to the Funds and the Service Providers.

------------------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR END      TRUST      FUNDS(1)                                                                2016               2017
------------------------------------------------------------------------------------------------------------------------------------
PWC
------------------------------------------------------------------------------------------------------------------------------------
October 31           AIC        Loomis Sayles Full Discretion Institutional Securitized Fund          $135,000           $150,500
                                McKee International Equity Portfolio
                                Rice Hall James Micro Cap Portfolio(2)
                                Rice Hall James Small Cap Portfolio(2)
                                Rice Hall James SMID Cap Portfolio(2)
------------------------------------------------------------------------------------------------------------------------------------
October 31           AIC II     Cardinal Small Cap Value Fund                                         $220,000           $121,700
                                Kopernik Global All-Cap Fund
                                Kopernik International Fund
                                RSQ International Equity Fund
                                Westfield Capital Large Cap Growth Fund
                                Westfield Capital Dividend Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
EY
------------------------------------------------------------------------------------------------------------------------------------
July 31              AIC II     Champlain Small Company Fund                                          $11,750             $11,500
                                Champlain Mid Cap Fund
                                Champlain Emerging Markets Fund(4)
                                Frost Growth Equity Fund
                                Frost Mid Cap Equity Fund
                                Frost Value Equity Fund
                                Frost Low Duration Bond Fund
                                Frost Municipal Bond Fund
                                Frost Total Return Bond Fund
                                Frost Credit Fund
                                LM Capital Opportunistic Bond Fund
                                Reaves Utilities and Energy Infrastructure Fund
------------------------------------------------------------------------------------------------------------------------------------
October 31           AIC        AlphaOne Small Cap Opportunities Fund                                 $62,500             $62,500
                                AT Disciplined Equity Fund
                                AT Mid Cap Equity Fund
                                AT Income Opportunities Fund
                                Cambiar International Equity Fund(3)
                                Cambiar Opportunity Fund(3)
                                Cambiar Small Cap Fund(3)
                                Cambiar Global Ultra Focus Fund(3)
                                Cambiar SMID Fund(3)
                                Cambiar Global Equity Fund(3)
                                Cambiar International Small Cap Fund(3)
                                Edgewood Growth Fund
                                FMC Select Fund
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                FMC Strategic Value Fund
                                Haverford Quality Growth Stock Fund
                                LSV Value Equity Fund
                                LSV Conservative Value Equity Fund
                                LSV Small Cap Value Fund
                                LSV U.S. Managed Volatility Fund
                                LSV Global Managed Volatility Fund
                                LSV Global Value Fund
                                Sands Capital Global Growth Fund
                                Thomson Horstmann & Bryant MicroCap Fund
                                Westwood Income Opportunity Fund
                                Westwood SMidCap Fund
                                Westwood LargeCap Value Fund
                                Westwood SmallCap Fund
                                Westwood Low Volatility Equity Fund
                                Westwood SMidCap Plus Fund
                                Westwood Short Duration High Yield Fund
                                Westwood Global Equity Fund
                                Westwood Emerging Markets Fund
                                Westwood MLP and Strategic Energy Fund
                                Westwood Opportunistic High Yield Fund
                                Westwood Market Neutral Income Fund
                                Westwood Strategic Convertibles Fund
                                Westwood Worldwide Income Opportunity Fund
------------------------------------------------------------------------------------------------------------------------------------
DELOITTE
------------------------------------------------------------------------------------------------------------------------------------
October 31           AIC        Cornerstone Advisors Global Public Equity Fund                         $82,450            $82,450
                                Cornerstone Advisors Income Opportunities Fund
                                Cornerstone Advisors Public Alternatives Fund
                                Cornerstone Advisors Real Assets Fund
                                Cornerstone Advisors Core Plus Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

All non-audit services rendered by the Auditors to the Funds and the Service Providers in the last two fiscal years were pre-approved by the Audit Committee. In pre-approving the non-audit services, the Audit Committee considered whether the provision of the non-audit services is compatible with maintaining the Auditors' independence.

(1) Fee information is provided with respect to the listed Funds, as well as terminated funds that were in the same Trust, and had the same independent registered public accounting firm and fiscal year end, as the listed Funds.

(2) On May 16, 2016, BBD replaced PwC as the independent registered public accounting firm of the Funds.

(3) On August 15, 2017, the fiscal year ends of the Funds changed from April 30 to October 31.

(4) On November 16, 2015, the New Sheridan Developing World Fund, a series of ALPS Series Trust, reorganized into the Fund.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee has adopted, and the Board has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the Auditors of the Funds may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence and whether the provision of such services by the Auditor would impair the Auditor's independence.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

The Policy states that the Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

The Policy provides that all requests or applications for proposed services to be provided by an Auditor must be submitted to the Funds' Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the Auditor's annual engagement letter for the applicable year or otherwise. Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the Auditor.

Except for matters as to which an engagement letter would be impractical because of timing issues or because the matter is small, all services to be provided pursuant to the Policy shall be provided by an Auditor pursuant to an engagement letter with the Funds that (1) is in writing and signed by the Auditor or its authorized representative, (2) sets forth the particular services to be provided by the Auditor and the total fees to be paid to the Auditor for those services, and (3) includes a confirmation by the Auditor that any contemplated non-audit services are not within a category of services the provision of which would impair the Auditor's independence under applicable SEC regulations.

In addition, the Policy states that the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Auditors and to assure the Auditors' independence from the Funds, such as reviewing a formal written statement from an Auditor delineating all relationships between the Auditor and the Funds, and discussing with the Auditor its methods and procedures for ensuring independence.

OWNERSHIP OF THE FUNDS

Appendix C sets forth the persons who owned of record, or were known by the Funds to own beneficially, more than 5% of the shares of any class of the Funds as of the Record Date. On that date, the Nominees and officers of the Funds, together as a group, beneficially owned less than 1% of each class of each Fund's outstanding shares.

The information as to beneficial ownership is based on statements furnished to the Funds by the Nominees and officers of the Funds, and/or on the records of the Funds' transfer agents.

SERVICE PROVIDERS

The names and addresses of the Advisers are included in Appendix D. The Distributor and the Administrator are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

For a free copy of a Fund's most recent annual and/or semi-annual report, shareholders of the Fund may call (877) 446-3863 or write to the Fund at: One Freedom Valley Drive, Oaks, Pennsylvania 19456.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trusts are organized as voluntary associations under the laws of the Commonwealth of Massachusetts. As such, the Funds are not required to, and do not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of a Trust. Shareholders of a Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Fund for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

If you wish to participate in the Meeting, you may vote by mail, Internet or telephone, or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Funds, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting. For additional voting information, shareholders should call (877) 896-3197 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Funds, who will not be paid for these services, and/or AST Fund Solutions, LLC, a professional proxy solicitor ("AST") that has been retained by the Funds for solicitation services for an estimated fee of $950,000, plus out-of-pocket expenses. Pursuant to this arrangement, AST has agreed to contact shareholders, banks, brokers, and proxy intermediaries to solicit votes for the Meeting.

All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO CONTRARY DIRECTION IS GIVEN ON AN EXECUTED PROXY CARD, IT WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders holding a majority of the total number of votes eligible to be cast by all shareholders of a Trust as of the Record Date constitutes a quorum for the transaction of business at the Meeting with respect to the Trust. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have no effect on the election outcome.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. The Funds may request that selected brokers or nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum.

If a quorum is not present at the Meeting with respect to a Trust, the Meeting may be adjourned with respect to the Trust to permit further solicitation of proxies. The Funds will bear the costs of any adjournment and additional solicitations.

No business other than the matter described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS ON THE PROXY CARD.

                                             By Order of the Board of Trustees

                                             /s/ Michael Beattie

                                             Michael Beattie
                                             President

                                   APPENDIX A
                       FUND SHARES ISSUED AND OUTSTANDING

                        THE ADVISORS' INNER CIRCLE FUND

------------------------------------------------------------------------------------------------------------------------------------
FUND                                         CLASS                                SHARES ISSUED AND OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
Acadian Emerging Markets Portfolio           Investor Class Shares                34,296,713.9450
                                           -----------------------------------------------------------------------------------------
                                             Y Class Shares                       8.3220
                                           -----------------------------------------------------------------------------------------
                                             I Class Shares                       21,068,991.3500
------------------------------------------------------------------------------------------------------------------------------------
AlphaOne Small Cap Opportunities             Investor Class Shares                113,837.2630
Fund                                        ----------------------------------------------------------------------------------------
                                             Institutional Class Shares           12,191,698.9020
------------------------------------------------------------------------------------------------------------------------------------
AlphaOne NextGen Technology                  Institutional Class Shares           25,014.0000
Fund
------------------------------------------------------------------------------------------------------------------------------------
AlphaOne VIMCO Small Cap Value               Institutional Class Shares           146,045.7460
Fund
------------------------------------------------------------------------------------------------------------------------------------
AT Disciplined Equity Fund                   Institutional Class Shares           47,496,450.4280
------------------------------------------------------------------------------------------------------------------------------------
AT Mid Cap Equity Fund                       Institutional Class Shares           39,404,350.2000
------------------------------------------------------------------------------------------------------------------------------------
AT Income Opportunities Fund                 Institutional Class Shares           29,529,231.2210
------------------------------------------------------------------------------------------------------------------------------------
Cambiar International Equity Fund            Institutional Class Shares           69,760,382.4060
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                65,054,427.5640
------------------------------------------------------------------------------------------------------------------------------------
Cambiar Opportunity Fund                     Institutional Class Shares           7,893,842.6200
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                6,049,229.2610
------------------------------------------------------------------------------------------------------------------------------------
Cambiar Small Cap Fund                       Institutional Class Shares           6,571,760.4770
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                4,415,034.7590
------------------------------------------------------------------------------------------------------------------------------------
Cambiar Global Ultra Focus Fund              Investor Class Shares                5,446,042.2630
------------------------------------------------------------------------------------------------------------------------------------
Cambiar SMID Fund                            Institutional Class Shares           217,076.1050
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                1,975,502.7750
------------------------------------------------------------------------------------------------------------------------------------
Cambiar Global Equity Fund                   Investor Class Shares                1,071,398.6180
------------------------------------------------------------------------------------------------------------------------------------
Cambiar International Small Cap              Institutional Class Shares           197,586.3380
Fund
------------------------------------------------------------------------------------------------------------------------------------
Cornerstone Advisors Global Public           Institutional Class Shares           82,062,585.7710
Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Cornerstone Advisors Income                  Institutional Class Shares           22,941,339.3750
Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
Cornerstone Advisors Public                  Institutional Class Shares           54,589,158.0290
Alternatives Fund
------------------------------------------------------------------------------------------------------------------------------------
Cornerstone Advisors Real Assets             Institutional Class Shares           26,178,622.8920
Fund
------------------------------------------------------------------------------------------------------------------------------------
Cornerstone Advisors Core Plus               Institutional Class Shares           43,999,395.9680
Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Edgewood Growth Fund                         Institutional Class Shares           363,539,151.5140
                                           -----------------------------------------------------------------------------------------
                                             Retail Shares                        12,979,950.9670
------------------------------------------------------------------------------------------------------------------------------------
FMC Select Fund                                                                   7,884,043.1960
------------------------------------------------------------------------------------------------------------------------------------
FMC Strategic Value Fund                                                          3,907,053.8850
------------------------------------------------------------------------------------------------------------------------------------
Hamlin High Dividend Equity Fund             Institutional Class Shares           37,285,225.4680
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                691,424.7140
------------------------------------------------------------------------------------------------------------------------------------
Harvest Asian Bond Fund                      Institutional Class Shares           1,221,880.9730
                                           -----------------------------------------------------------------------------------------
                                             Class A Shares                       1,389,976.1710
------------------------------------------------------------------------------------------------------------------------------------
Haverford Quality Growth Stock                                                    11,460,310.0490
Fund
------------------------------------------------------------------------------------------------------------------------------------
ICM Small Company Portfolio                  Institutional Class Shares           23,275,412.7250
------------------------------------------------------------------------------------------------------------------------------------



                                             A-1



------------------------------------------------------------------------------------------------------------------------------------
Loomis Sayles Full Discretion                Institutional Class Shares           38,746,721.5120
Institutional Securitized Fund
------------------------------------------------------------------------------------------------------------------------------------
LSV Value Equity Fund                        Institutional Class Shares           74,349,887.8750
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                4,471,202.3400
------------------------------------------------------------------------------------------------------------------------------------
LSV Conservative Value Equity                Institutional Class Shares           9,073,744.4380
Fund                                       -----------------------------------------------------------------------------------------
                                             Investor Class Shares                9,558.4760
------------------------------------------------------------------------------------------------------------------------------------
LSV Small Cap Value Fund                     Institutional Class Shares           21,757,986.0970
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                2,475,551.9860
------------------------------------------------------------------------------------------------------------------------------------
LSV U.S. Managed Volatility Fund             Institutional Class Shares           6,700,718.4160
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                558,405.7520
------------------------------------------------------------------------------------------------------------------------------------
LSV Global Managed Volatility                Institutional Class Shares           751,405.8090
Fund                                       -----------------------------------------------------------------------------------------
                                             Investor Class Shares                13,615.0320
------------------------------------------------------------------------------------------------------------------------------------
LSV Global Value Fund                        Institutional Class Shares           383,100.2140
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                39,369.5180
------------------------------------------------------------------------------------------------------------------------------------
McKee International Equity                   Institutional Class Shares           14,764,419.0680
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Rice Hall James Micro Cap Portfolio          Institutional Class Shares           1,491,291.6040
------------------------------------------------------------------------------------------------------------------------------------
Rice Hall James Small Cap Portfolio          Institutional Class Shares           5,482,248.7420
------------------------------------------------------------------------------------------------------------------------------------
Rice Hall James SMID Cap                     Investor Class Shares                199,389.8750
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Sands Capital Global Growth Fund             Institutional Class Shares           51,598,771.6630
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                390,478.2620
------------------------------------------------------------------------------------------------------------------------------------
Sarofim Equity Fund                                                                7,797,623.033
------------------------------------------------------------------------------------------------------------------------------------
Thomson Horstmann & Bryant                   Institutional Class Shares           4,455,838.4570
MicroCap Fund                              -----------------------------------------------------------------------------------------
                                             Investor Class Shares                41,600.7370
------------------------------------------------------------------------------------------------------------------------------------
TS&W Equity Portfolio                                                              3,125,121.0240
------------------------------------------------------------------------------------------------------------------------------------
Westwood Income Opportunity                  A Class Shares                       5,863,049.0770
Fund                                       -----------------------------------------------------------------------------------------
                                             Institutional Shares                 167,266,066.8420
------------------------------------------------------------------------------------------------------------------------------------
Westwood SMidCap Fund                        Institutional Shares                 21,370,115.4510
------------------------------------------------------------------------------------------------------------------------------------
Westwood LargeCap Value Fund                 A Class Shares                       152,701.7380
                                           -----------------------------------------------------------------------------------------
                                             Institutional Shares                 16,101,295.8980
------------------------------------------------------------------------------------------------------------------------------------
Westwood SmallCap Fund                       Institutional Shares                 13,786,171.6710
------------------------------------------------------------------------------------------------------------------------------------
Westwood Low Volatility Equity               Institutional Shares                 4,188,180.3020
Fund
------------------------------------------------------------------------------------------------------------------------------------
Westwood SMidCap Plus Fund                   Institutional Shares                 10,273,836.2600
------------------------------------------------------------------------------------------------------------------------------------
Westwood Short Duration High                 A Class Shares                       57,076.6000
Yield Fund                                 -----------------------------------------------------------------------------------------
                                             Institutional Shares                 8,183,260.3780
------------------------------------------------------------------------------------------------------------------------------------
Westwood Global Equity Fund                  Institutional Shares                 1,315,445.3470
------------------------------------------------------------------------------------------------------------------------------------
Westwood Emerging Markets Fund               A Class Shares                       72,212.8700
                                           -----------------------------------------------------------------------------------------
                                             Institutional Shares                 35,168,475.5290
------------------------------------------------------------------------------------------------------------------------------------


                                             A-2


------------------------------------------------------------------------------------------------------------------------------------
Westwood MLP and Strategic                   Institutional Shares                 2,108,125.3600
Energy Fund
------------------------------------------------------------------------------------------------------------------------------------
Westwood Opportunistic High Yield            Institutional Shares                 84,324.8590
Fund                                       -----------------------------------------------------------------------------------------
                                             Ultra Shares                         136,478.5230
------------------------------------------------------------------------------------------------------------------------------------
Westwood Market Neutral Income               Institutional Shares                 664,131.0650
Fund                                       -----------------------------------------------------------------------------------------
                                             Ultra Shares                         2,431,443.7800
------------------------------------------------------------------------------------------------------------------------------------
Westwood Strategic Convertibles              Institutional Shares                 675,084.5530
Fund
------------------------------------------------------------------------------------------------------------------------------------
Westwood Worldwide Income                    Institutional Shares                 470,392.8880
Opportunity Fund
------------------------------------------------------------------------------------------------------------------------------------

                       THE ADVISORS' INNER CIRCLE FUND II

------------------------------------------------------------------------------------------------------------------------------------
FUND                                         CLASS                                SHARES ISSUED AND OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
Cardinal Small Cap Value Fund                Institutional Class Shares           4,803,711.591
------------------------------------------------------------------------------------------------------------------------------------
Champlain Small Company Fund                 Advisor Shares                       31,256,467.9670
                                           -----------------------------------------------------------------------------------------
                                             Institutional Shares                 45,454,698.7980
------------------------------------------------------------------------------------------------------------------------------------
Champlain Mid Cap Fund                       Advisor Shares                       35,624,387.4470
                                           -----------------------------------------------------------------------------------------
                                             Institutional Shares                 75,755,620.1470
------------------------------------------------------------------------------------------------------------------------------------
Champlain Emerging Markets Fund              Advisor Shares                       355,200.8370
------------------------------------------------------------------------------------------------------------------------------------
Frost Growth Equity Fund                     Institutional Class Shares           18,046,445.8950
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                3,276,290.3640
------------------------------------------------------------------------------------------------------------------------------------
Frost Mid Cap Equity Fund                    Institutional Class Shares           1,048,398.8090
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                73,691.0280
------------------------------------------------------------------------------------------------------------------------------------
Frost Value Equity Fund                      Institutional Class Shares           8,572,431.1760
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                3,287,719.9420
------------------------------------------------------------------------------------------------------------------------------------
Frost Low Duration Bond Fund                 Institutional Class Shares           26,072,380.0720
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                2,706,662.9180
------------------------------------------------------------------------------------------------------------------------------------
Frost Municipal Bond Fund                    Institutional Class Shares           15,929,592.9570
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                410,612.9660
------------------------------------------------------------------------------------------------------------------------------------
Frost Total Return Bond Fund                 Institutional Class Shares           203,479,545.2310
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                33,653,888.1240
------------------------------------------------------------------------------------------------------------------------------------
Frost Credit Fund                            Institutional Class Shares           17,720,568.8770
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                1,499,390.7890
------------------------------------------------------------------------------------------------------------------------------------
Hancock Horizon Burkenroad Small             Institutional Class Shares           2,714,177.609
Cap Fund                                   -----------------------------------------------------------------------------------------
                                             Investor Class Shares                6,930,121.852
                                           -----------------------------------------------------------------------------------------
                                             Class D Shares                       461,322.326
------------------------------------------------------------------------------------------------------------------------------------
Hancock Horizon Diversified                  Institutional Class Shares           3,512,320.566
Income Fund                                -----------------------------------------------------------------------------------------
                                             Investor Class Shares                407,509.830
                                           -----------------------------------------------------------------------------------------
                                             Class C Shares                       37,023.814
------------------------------------------------------------------------------------------------------------------------------------
Hancock Horizon Diversified                  Institutional Class Shares           10,164,336.191
International Fund                         -----------------------------------------------------------------------------------------
                                             Investor Class Shares                302,479.926
                                           -----------------------------------------------------------------------------------------
                                             Class C Shares                       4,657.387
------------------------------------------------------------------------------------------------------------------------------------
Hancock Horizon Quantitative                 Institutional Class Shares           6,622,812.548
Long/Short Fund                            -----------------------------------------------------------------------------------------
                                             Investor Class Shares                1,683,428.956
                                           -----------------------------------------------------------------------------------------
                                             Class C Shares                       196,399.690
------------------------------------------------------------------------------------------------------------------------------------
Hancock Horizon Louisiana Tax-               Institutional Class Shares           225,137.941
Free Income Fund                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                183,384.929
                                           -----------------------------------------------------------------------------------------
                                             Class C Shares                       1,002.311
------------------------------------------------------------------------------------------------------------------------------------

                                             A-3


------------------------------------------------------------------------------------------------------------------------------------
Hancock Horizon Mississippi Tax-             Institutional Class Shares           545,664.610
Free Income Fund                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                354,824.412
                                           -----------------------------------------------------------------------------------------
                                             Class C Shares                       1,945.281
------------------------------------------------------------------------------------------------------------------------------------
Hancock Horizon U.S. Small Cap               Institutional Class Shares           1,622,660.070
Fund                                       -----------------------------------------------------------------------------------------
                                             Investor Class Shares                77,706.203
                                           -----------------------------------------------------------------------------------------
                                             Class C Shares                       9,828.879
------------------------------------------------------------------------------------------------------------------------------------
Hancock Horizon Dynamic Asset                Institutional Class Shares           315,562.242
Allocation Fund                            -----------------------------------------------------------------------------------------
                                             Investor Class Shares                33,361.483
                                           -----------------------------------------------------------------------------------------
                                             Class C Shares                       21,093.355
------------------------------------------------------------------------------------------------------------------------------------
Hancock Horizon International                Institutional Class Shares           935,293.751
Small Cap Fund                             -----------------------------------------------------------------------------------------
                                             Investor Class Shares                28,496.477
                                           -----------------------------------------------------------------------------------------
                                             Class C Shares                       13.334
------------------------------------------------------------------------------------------------------------------------------------
Hancock Horizon Microcap Fund                Institutional Class Shares           729,027.279
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                38,143.777
                                           -----------------------------------------------------------------------------------------
                                             Class C Shares                       2,737.152
------------------------------------------------------------------------------------------------------------------------------------
Kopernik Global All-Cap Fund                 Class A Shares                       6,725,003.3860
                                           -----------------------------------------------------------------------------------------
                                             Class I Shares                       104,217,979.9750
------------------------------------------------------------------------------------------------------------------------------------
Kopernik International Fund                  Class I Shares                       8,023,399.5850
------------------------------------------------------------------------------------------------------------------------------------
LM Capital Opportunistic Bond                Institutional Class Shares           1,058,304.951
Fund
------------------------------------------------------------------------------------------------------------------------------------
Reaves Utilities and Energy                  Institutional Class Shares           4,781,362.4280
Infrastructure Fund
------------------------------------------------------------------------------------------------------------------------------------
RSQ International Equity Fund                Institutional Class Shares           3,039,732.7760
                                           -----------------------------------------------------------------------------------------
                                             Investor Class Shares                176,025.4300
------------------------------------------------------------------------------------------------------------------------------------
RQSI Small Cap Hedged Equity                 Institutional Shares                 7,474,559.6790
Fund                                       -----------------------------------------------------------------------------------------
                                             Retail Shares                        1,969.8010
------------------------------------------------------------------------------------------------------------------------------------
Westfield Capital Large Cap Growth           Institutional Class Shares           7,971,273.7450
Fund                                       -----------------------------------------------------------------------------------------
                                             Investor Class Shares                19,553.5510
------------------------------------------------------------------------------------------------------------------------------------
Westfield Capital Dividend Growth            Institutional Class Shares           10,158,808.1300
Fund                                       -----------------------------------------------------------------------------------------
                                             Investor Class Shares                43,415.7030
------------------------------------------------------------------------------------------------------------------------------------

                              BISHOP STREET FUNDS

------------------------------------------------------------------------------------------------------------------------------------
FUND                                         CLASS                                SHARES ISSUED AND OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
Bishop Street Dividend Value Fund            Class I Shares                       2,632,552.4880
------------------------------------------------------------------------------------------------------------------------------------
Bishop Street High Grade Income              Class I Shares                       5,243,315.0340
Fund
------------------------------------------------------------------------------------------------------------------------------------
Bishop Street Hawaii Municipal               Class I Shares                       11,088,776.7920
Bond Fund                                  -----------------------------------------------------------------------------------------
                                             Class A Shares                       1,884,292.1020
------------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX B

                          GOVERNANCE COMMITTEE CHARTER
                                (THE "CHARTER")

I.   GOVERNANCE COMMITTEE: MEMBERSHIP

The Governance Committee (the "Committee") shall be composed entirely of "Independent Trustees" (members of the Board of Trustees (the "Board") who are not interested persons of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended), and consist of all the Independent Trustees with one Independent Trustee elected as chair of the Committee (the "Chair"). Matters to be addressed "periodically" under the terms of this Charter shall be addressed at least annually, normally in conjunction with the annual self-assessment required by Section V.C. hereof.

II.  BOARD: SELECTION AND TENURE

     A. The Committee shall periodically review the composition of the Board, including its size and the balance of its members' skills, experience and background.

     B. The Committee shall periodically review and make recommendations with regard to the tenure of the Independent Trustees, including term limits and/or age limits.

     C. The Committee shall periodically review and make recommendations with respect to adoption of and administration of any policy for retirement from Board membership.

III. BOARD: NOMINATIONS AND FUNCTIONS

     A. The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Trusts. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business, financial or family relationships with investment advisers or service providers.

     B. The Committee also may consider proposals for "interested" Trustee candidates to the Board.

     C. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

     D. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the applicable Trust's offices. The Committee shall adopt, a policy regarding its procedures for considering candidates for the Board, recommended by shareholders.

IV.  COMMITTEES: SELECTION AND REVIEW

     A. The Committee shall periodically review committee assignments and make nominations for Independent Trustee membership on all committees.

     B. The Committee shall periodically review and make recommendations to the full Board regarding the responsibilities and charters of any committees (other than the Audit Committee) of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

V.   BOARD: EDUCATION AND OPERATIONS

     A. The Committee shall periodically review and make recommendations about ongoing education for incumbent Independent Trustees and about appropriate orientation for new Trustees.

     B. The Committee shall periodically review and make recommendations about the organization of board meetings, including the frequency, timing and agendas of the meetings.

     C. The Committee shall conduct a self-assessment and coordinate evaluation of the performance of the Board (and, in particular, the Independent Trustees) as a whole, at least annually, with a view towards enhancing its effectiveness.

     D. The Committee may periodically, with the assistance of its counsel, discuss the duties and responsibilities of Board members, including legal and fiduciary duties, expectations regarding preparation, attendance, participation at meetings, fund ownership and limitations on investments.

VI.  GOVERNANCE COMMITTEE: OPERATIONS

     A. The Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Committee shall meet at least once each year and shall conduct at least one meeting in person.

     B. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust's by-laws. In the event of any inconsistency between this Charter and a Trust's organizational documents, the provisions of the Trust's organizational documents shall govern.

     C. The Committee shall submit minutes of its meeting on a regular basis and shall regularly report to the full Board no later than the next regularly scheduled Board meeting.

     D. The Committee shall review the Committee charter at least annually and recommend appropriate changes.

     E. The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s) or Trust.

VII. OTHER POWERS AND RESPONSIBILITIES

     A. The Committee shall monitor the performance of legal counsel for the Independent Trustees, and any other service providers (other than the independent auditors, which are monitored by the Audit Committee) that are chosen by the Independent Trustees, and shall supervise counsel for the Independent Trustees.

     B. The Committee shall periodically review and approve any appropriate changes to Independent Trustee compensation, taking into consideration such factors as deemed relevant by the Committee, including any input from management and data from third-party sources.

     C. The Committee has the authority to review and make recommendations to the Board concerning all other matters not listed above pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trusts, including the adequacy and appropriateness of insurance coverage and the review and evaluation of possible conflicts of interest.


Adopted: 2009
Amended: 2014

                                   APPENDIX C
                                SHARE OWNERSHIP

                        THE ADVISORS' INNER CIRCLE FUND

--------------------------------------------------------------------------------
ACADIAN EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------
NAME AND ADDRESS                              CLASS OF SHARES        % OF CLASS
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES                Investor Class Shares       46.68%
LLC
FOR THE EXCLUSIVE BENEFIT OF
OUR
CUSTOMERS
499 WASHINGTON BLVD FL 5
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                    Investor Class Shares       26.11%
REINVEST ACCOUNT
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
WELLS FARGO BANK, NA FBO                   Investor Class Shares       14.13%
OMNIBUS ACCOUNT CASH
550 S 4TH ST
MINNEAPOLIS MN 55415-1529
--------------------------------------------------------------------------------
SEI INVESTMENT COMPANY                         Y Class Shares          71.45%
1 FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY                      Y Class Shares          7.15%
CUST
IRA A/C DST IRA AUDIT ACCT
ATTN SEI CRM TEAM
430 W 7TH ST
KANSAS CITY MO 64105-1407
--------------------------------------------------------------------------------
DST SYSTEMS INC                                Y Class Shares          7.15%
OUTPUT AUDIT ACCOUNT
ATTN SEI CRM TEAM
430 W 7TH ST
KANSAS CITY MO 64105-1407
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY                      Y Class Shares          7.13%
CUST
IRA A/C DST IRA AUDIT ACCT
ATTN SEI CRM TEAM
430 W 7TH ST
KANSAS CITY MO 64105-1407
--------------------------------------------------------------------------------
DST SYSTEMS INC                                Y Class Shares          7.13%
OUTPUT AUDIT ACCOUNT
ATTN SEI CRM TEAM
430 W 7TH ST
KANSAS CITY MO 64105-1407
--------------------------------------------------------------------------------
EDWARD D JONES & CO                            I Class Shares          28.78%
FOR THE BENEFIT OF
CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3729
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WELLS FARGO BANK, NA FBO                       I Class Shares         16.33%
OMNIBUS ACCOUNT
REINV/REINV
550 S 4TH ST
MINNEAPOLIS MN 55415-1529
--------------------------------------------------------------------------------
WELLS FARGO BANK NA FBO                        I Class Shares         11.97%
WFC DCP CUSTODY ACCOUNT
550 S 4TH ST
MINNEAPOLIS MN 55415-1529
--------------------------------------------------------------------------------
WELLS FARGO CLEARING                           I Class Shares         11.95%
SERVICES
2801 MARKET STREET
SAINT LOUIS MO 63103-2523
--------------------------------------------------------------------------------
WELLS FARGO BANK FBO                           I Class Shares          9.29%
VARIOUS RETIREMENT PLANS
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28288-1151
--------------------------------------------------------------------------------
PERSHING LLC                                   I Class Shares          8.52%
PO BOX 2052
JERSEY CITY NJ 07303-2052
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                        I Class Shares          6.09%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES                    I Class Shares          5.39%
LLC
FOR THE EXCLUSIVE BENEFIT OF
OUR
CUSTOMERS
499 WASHINGTON BLVD FL 5
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALPHAONE SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                              CLASS OF SHARES        % OF CLASS
--------------------------------------------------------------------------------
THE DENVER FOUNDATION                  Institutional Class Shares      18.84%
55 MADISON ST 8TH FL
DENVER CO 80206-5419
--------------------------------------------------------------------------------
POLK BROS FOUNDATION                   Institutional Class Shares       9.49%
20 W KINZIE ST STE 1110
CHICAGO IL 60654-5815
--------------------------------------------------------------------------------
MINNEAPOLIS SOCIETY OF FINE            Institutional Class Shares       6.92%
ARTS
2400 3RD AVE S
MINNEAPOLIS MN 55404-3506
--------------------------------------------------------------------------------
JAMES LANDIS MARTIN &                  Institutional Class Shares       6.43%
CHRISTOPHER W HUNT TR
10/23/2012
CLYFFORD STILL MUSEUM
FOUNDATION
CHARITABLE ORGANIZATION
1250 BANNOCK ST
DENVER CO 80204-3631
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GREATER MIAMI JEWISH                   Institutional Class Shares       5.54%
FEDERATION
CHARITABLE ORGANIZATION
8910 PURDUE RD SUITE 500
INDIANAPOLIS IN 46268-6100
--------------------------------------------------------------------------------
TEMPLE HOYNE BUELL                     Institutional Class Shares       5.15%
FOUNDATION
CHARITABLE ORGANIZATION
1666 S UNIVERSITY BLVD STE B
DENVER CO 80210-2834
--------------------------------------------------------------------------------
LINCOLN CENTER FOR THE                 Institutional Class Shares       5.12%
PERFORMING
ARTS INC
70 LINCOLN CENTER PLAZA 9TH
FL
NEW YORK NY 10023-6548
--------------------------------------------------------------------------------
NFS LLC FEBO                           Institutional Class Shares       5.00%
THE NORTHERN TRUST
COMPANY
MUTUAL FUND SERVICE C-5
SOUTH
801 S CANAL ST
CHICAGO IL 60607-4715
--------------------------------------------------------------------------------
FIIOC FBO                              Investor Class Shares           22.82%
THE NORTHWEST COMPANY LLC
401K PLAN
100 MAGELLAN WAY KW1C
COVINGTON KY 41015-1987
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                Investor Class Shares           15.44%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------
STEVEN A DRAY &                        Investor Class Shares           12.75%
ELIZABETH H B DRAY JTWROS
SUBJECT TO DST TOD RULES
130 JASON ST
ARLINGTON MA 02476-8034
--------------------------------------------------------------------------------
NFS LLC FEBO                           Investor Class Shares            9.70%
ALEXANDRA REBAY
12 OAK HILL DR
BASKING RIDGE NJ 07920-2400
--------------------------------------------------------------------------------
DANIEL J GOLDFARB                      Investor Class Shares            8.03%
SUBJECT TO DST TOD RULES
9 BROWNSTONE LN
SUDBURY MA 01776-2272
--------------------------------------------------------------------------------
NFS LLC FEBO                           Investor Class Shares            5.17%
FMTC CUSTODIAN-ROTH IRA
FBO PAUL JAMES HONDROS
ALPHAONE CAPITAL PARTNERS
789 EAST LANCASTER AVE
VILLANOVA PA 19085-1522
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALPHAONE NEXTGEN TECHNOLOGY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                              CLASS OF SHARES        % OF CLASS
--------------------------------------------------------------------------------
ALPHAONE CAPITAL PARTNERS              Institutional Class Shares      99.94%
LLC
789 E LANCASTER AVE STE 120
VILLANOVA PA 19085-1523
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALPHAONE VIMCO SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                              CLASS OF SHARES        % OF CLASS
--------------------------------------------------------------------------------
EDWARD A TRUMPBOUR                     Institutional Class Shares       74.72%
SUBJECT TO DST TOD RULES
1606 LARK LN
VILLANOVA PA 19085-1908
--------------------------------------------------------------------------------
ALPHAONE CAPITAL PARTNERS              Institutional Class Shares       17.12%
LLC
789 E LANCASTER AVE STE 120
VILLANOVA PA 19085-1523
--------------------------------------------------------------------------------
RASTISLAV BERLANSKY                    Institutional Class Shares       8.15%
860 GOSHEN RD
NEWTOWN SQ PA 19073-2601
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AT DISCIPLINED EQUITY FUND  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                              CLASS OF SHARES        % OF CLASS
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                        Institutional           35.15%
SPECIAL CUSTODY FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
VALLEE & CO FBO VA                             Institutional           22.44%
C/O BMO HARRIS BANK NA ATTN
MF
480 PILGRIM WAY, SUITE 1000
GREEN BAY WI 54304-5280
--------------------------------------------------------------------------------
MITRA & CO FBO VA                              Institutional           15.91%
C/O BMO HARRIS BANK NA ATTN
MF
480 PILGRIM WAY, SUITE 1000
GREEN BAY WI 54304-5280
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES                    Institutional           15.74%
LLC
FEBO CUSTOMERS
ATTN MUTUAL FUNDS DEPT
499 WASHINGTON BLVD FL 4
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AT MID CAP EQUITY FUND  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                              CLASS OF SHARES        % OF CLASS
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                        Institutional           42.83%
SPECIAL CUSTODY FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES                    Institutional           21.38%
LLC
FEBO CUSTOMERS
ATTN MUTUAL FUNDS DEPT
499 WASHINGTON BLVD FL 4
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
VALLEE & CO FBO VA                             Institutional           17.97%
C/O BMO HARRIS BANK NA ATTN
MF
480 PILGRIM WAY, SUITE 1000
GREEN BAY WI 54304-5280
--------------------------------------------------------------------------------
MITRA & CO FBO VA                              Institutional           12.64%
C/O BMO HARRIS BANK NA ATTN
MF
480 PILGRIM WAY, SUITE 1000
GREEN BAY WI 54304-5280
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AT INCOME OPPORTUNITIES FUND  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                              CLASS OF SHARES        % OF CLASS
--------------------------------------------------------------------------------
VALLEE & CO FBO VA                             Institutional           42.35%
C/O BMO HARRIS BANK NA ATTN
MF
480 PILGRIM WAY, SUITE 1000
GREEN BAY WI 54304-5280
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                        Institutional           26.01%
SPECIAL CUSTODY FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
MITRA & CO FBO VA                              Institutional           13.31%
C/O BMO HARRIS BANK NA ATTN
MF
480 PILGRIM WAY, SUITE 1000
GREEN BAY WI 54304-5280
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES                    Institutional           10.06%
LLC
FEBO CUSTOMERS
ATTN MUTUAL FUNDS DEPT
499 WASHINGTON BLVD FL 4
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
MARIL & CO FBO VA                              Institutional            7.06%
C/O BMO HARRIS BANK NA ATTN
MF
480 PILGRIM WAY, SUITE 1000
GREEN BAY WI 54304-5280
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAMBIAR OPPORTUNITY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                          CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH                   Institutional Class Shares      27.35%
BARNEY
HARBORSIDE FINANCIAL
CENTER
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AMERITRAD INC FOR THE                  Institutional Class Shares      20.26%
EXCLUSIVE
BENEFIT OF OUR CLEINTS
PO BOX 2226
OMAHA NE 68103-2226
--------------------------------------------------------------------------------
WELLS FARGO CLEARING                   Institutional Class Shares      16.96%
SERVICES LLC
SPECIAL CUSTODY ACCT FOR
THE
EXCLUSIVE BENEFIT OF
CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS                Institutional Class Shares       7.46%
CORP
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                Institutional Class Shares       5.70%
SPECIAL CUSTODY ACCT FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS                Investor Class Shares           36.71%
CORP
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                Investor Class Shares           19.15%
REINVEST ACCOUNT
ATTN MUTUAL FUND
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
MERRILL LYNCH PIERCE FENNER            Investor Class Shares           10.62%
& SMITH
INC FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246-6484
--------------------------------------------------------------------------------
CAPINCO C/O US BANK NA                 Investor Class Shares            6.68%
1555 N. RIVERCENTER DRIVE STE.
302
MILWAUKEE WI 53212-3958
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAMBIAR INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                          CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                Institutional Class Shares      27.28%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
BAND & CO C/O US BANK NA               Institutional Class Shares      20.23%
1555 N. RIVERCENTER DRIVE STE.
302
MILWAUKEE WI 53212-3958
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS                Institutional Class Shares      16.21%
CORP
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
SPECIAL CUSTODY ACCOUNT                Institutional Class Shares      14.78%
FOR THE
EXCLUSIVE BENEFIT OF
CUSTOMERS OF
UBS FINANCIAL SERVICES INC
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH                   Investor Class Shares           63.34%
BARNEY
HARBORSIDE FINANCIAL
CENTER
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------
MERRILL LYNCH PIERCE FENNER            Investor Class Shares           25.95%
&
SMITH INC FOR THE SOLE
BENEFIT
OF ITS CUSTOMERS
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246-6484
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAMBIAR SMALL CAP FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                          CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS                Institutional Class Shares      29.05%
CORP
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
VANGUARD FIDUCIARY TRUST               Institutional Class Shares      14.66%
400 DEVON PARK DR
WAYNE PA 19087-1816
--------------------------------------------------------------------------------
HOCO                                   Institutional Class Shares       9.85%
922 WALNUT ST
MAILSTOP TBTS 2
KANSAS CITY MO 64106-1802
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                Institutional Class Shares       8.14%
REINVEST ACCOUNT
ATTN MUTUAL FUND
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
SPECIAL CUSTODY ACCOUNT                Institutional Class Shares       7.76%
FOR THE
EXCLUSIVE BENEFIT OF
CUSTOMERS OF
UBS FINANCIAL SERVICES INC
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH                   Investor Class Shares           25.00%
BARNEY
HARBORSIDE FINANCIAL
CENTER
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------
KEYBANK NA FBO FIRST                   Investor Class Shares           12.59%
CONTINENTAL SERVICE CO
PO BOX 94871
CLEVELAND OH 44101-4871
--------------------------------------------------------------------------------
MERRILL LYNCH PIERCE FENNER            Investor Class Shares           10.88%
&
SMITH INC FOR THE SOLE
BENEFIT
OF ITS CUSTOMERS
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246-6484
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS                Investor Class Shares           10.48%
CORP
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                Investor Class Shares            9.49%
ATTN MUTUAL FUND
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
CAPINCO C/O US BANK NA                 Investor Class Shares            7.82%
1555 N. RIVERCENTER DRIVE STE.
302
MILWAUKEE WI 53212-3958
--------------------------------------------------------------------------------
ORCHARD TRUST CO TTEE                  Investor Class Shares            5.74%
EMPLOYEE BENEFITS CLIENTS
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-
5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAMBIAR GLOBAL ULTRA FOCUS FUND  INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                          CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                Investor Class Shares           27.78%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS                Investor Class Shares           15.64%
CORP
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
BRIAN M BARISH                         Investor Class Shares           10.21%
75 S FOREST ST
DENVER CO 80246-1144
--------------------------------------------------------------------------------
CAMBIAR HOLDINGS LLLP                  Investor Class Shares            5.67%
200 COLUMBINE ST STE 800
DENVER CO 80206-4734
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAMBIAR SMID FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                          CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
CAMBIAR HOLDINGS LLLP                 Institutional Class Shares       53.13%
200 COLUMBINE ST STE 800
DENVER CO 80206-4734
--------------------------------------------------------------------------------
BRIAN M BARISH                        Institutional Class Shares       26.04%
75 S FOREST ST
DENVER CO 80246-1144
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS               Institutional Class Shares       16.18%
CORP
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH                  Investor Class Shares            95.50%
BARNEY
HARBORSIDE FINANCIAL
CENTER
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAMBIAR GLOBAL EQUITY FUND  INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                          CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH                  Investor Class Shares            77.64%
BARNEY
HARBORSIDE FINANCIAL
CENTER
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAMBIAR HOLDINGS LLLP                 Investor Class Shares            13.47%
200 COLUMBINE ST STE 800
DENVER CO 80206-4734

--------------------------------------------------------------------------------
CAMBIAR INTERNATIONAL SMALL CAP FUND  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                    % OF FUND
--------------------------------------------------------------------------------
CAMBIAR HOLDINGS LLLP                                 55.31%
200 COLUMBINE ST STE 800
DENVER CO 80206-4734
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP                          43.14%
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                    % OF FUND
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS                                      99.64%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                    % OF FUND
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS                                      99.41%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                    % OF FUND
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS                                      99.90%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORNERSTONE ADVISORS REAL ASSETS FUND  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                    % OF FUND
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS                                      99.40%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORNERSTONE ADVISORS CORE PLUS BOND FUND  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                    % OF FUND
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                99.56%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EDGEWOOD GROWTH FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                          CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC               Institutional Class Shares       16.88%
SPECIAL CUSTODY A/C
FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES           Institutional Class Shares       14.31%
LLC
FOR THE EXCLUSIVE BENE OF
OUR CUST
499 WASHINGTON BLVD FL 5
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
MERRILL LYNCH PIERCE FENNER           Institutional Class Shares       12.08%
&
SMITH INC FOR THE SOLE
BENEFIT OF
ITS CUSTOMERS ATTN SERVICE
TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484
--------------------------------------------------------------------------------
EDWARD D JONES & CO                   Institutional Class Shares       10.48%
FOR THE BENEFIT OF
CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3729
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH                  Institutional Class Shares        8.28%
BARNEY
HARBORSIDE FINANCIAL
CENTER
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC               Retail Shares                    39.86%
SPECIAL CUSTODY A/C
FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES           Retail Shares                   33.75%
LLC
FOR THE EXCLUSIVE BENE OF
OUR CUST
499 WASHINGTON BLVD FL 5
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
MERRILL LYNCH PIERCE FENNER           Retail Shares                    5.72%
&
SMITH INC FOR THE SOLE
BENEFIT OF
ITS CUSTOMERS ATTN SERVICE
TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FMC SELECT FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                                            % OF FUND
--------------------------------------------------------------------------------
PERSHING LLC
ATTN MUTUAL FUNDS
1 PERSHING PLZ                                                83.22%
JERSEY CITY NJ 07399-0001
--------------------------------------------------------------------------------
VANGUARD FIDUCIARY TRUST COMPANY
FBO 401(K) PLANS                                              14.92%
PO BOX 2600
VALLEY FORGE PA 19482-2600
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FMC STRATEGIC VALUE FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                                            % OF FUND
--------------------------------------------------------------------------------
PERSHING LLC
ATTN MUTUAL FUNDS
1 PERSHING PLZ                                                76.84%
JERSEY CITY NJ 07399-0001
--------------------------------------------------------------------------------
VANGUARD FIDUCIARY TRUST COMPANY
FBO 401(K) PLANS
PO BOX 2600                                                   16.37%
VALLEY FORGE PA 19482-2600
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HAMLIN HIGH DIVIDEND EQUITY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                      CLASS OF SHARES                % OF CLASS
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC          Institutional Class Shares            15.86%
SPECIAL CUSTODY ACCT FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES      Institutional Class Shares            10.56%
LLC
ATTN: MUTUAL FUNDS DEPT 4TH
FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
SPECIAL CUSTODY ACCOUNT          Institutional Class Shares            10.46%
FOR THE
EXCLUSIVE BENEFIT OF
CUSTOMERS OF
UBS FINANCIAL SERVICES INC
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH             Institutional Class Shares             5.35%
BARNEY LLC
HARBORSIDE FINANCIAL
CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES        Investor Class Shares               58.36%
LLC
ATTN: MUTUAL FUNDS DEPT 4TH
FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC             Investor Class Shares              26.46%
SPECIAL CUSTODY ACCT FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARVEST ASIAN BOND FUND (FORMERLY, HARVEST FUNDS INTERMEDIATE BOND)
--------------------------------------------------------------------------------
NAME AND ADDRESS                         CLASS OF SHARES             % OF CLASS
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES         Institutional Class Shares         48.87%
LLC
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH
FL
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
TD AMERITRADE INC FOR THE           Institutional Class Shares         25.24%
EXCLUSIVE BENEFIT OF OUR
CLIENTS
PO BOX 2226
OMAHA NE 68103-2226
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC             Institutional Class Shares          15.28%
SPECIAL CUSTODY ACCT FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
ALLIANZ FUNDS MULTI                 Institutional Class Shares         10.25%
STRATEGY TR
FBO ALLIANZGI RETIREMENT
INCOME FD
1633 BROADWAY 43RD FL
NEW YORK NY 10019-6708
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HAVERFORD QUALITY GROWTH STOCK FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                                                    % OF FUND
--------------------------------------------------------------------------------
HTC & CO                                                              70.53%
ATTN TRUST OPERATIONS DEPT
3 RADNOR CORP CTR STE 450
RADNOR PA 19087-4580
--------------------------------------------------------------------------------
HTC & CO                                                              17.62%
CASH DIV ACCOUNT
ATTN TRUST OPERATIONS DEPT
3 RADNOR CORP CTR STE 450
RADNOR PA 19087-4580
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ICM SMALL COMPANY PORTFOLIO  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                                    % OF FUND
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC
FOR THE EXCLUSIVE BENEFIT                                             29.20%
OF OUR CUSTOMERS
499 WASHINGTON BLVD FL 4
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NORTHERN TRUST AS TRUSTEE FBO
OHIOHEALTH CORPORATION
PO BOX 92956                                                          14.14%
CHICAGO IL 60675-2994
--------------------------------------------------------------------------------
IHC HEALTH SERVICES INC
36 S STATE ST STE 2300                                                11.13%
SALT LAKE CTY UT 84111-1471
--------------------------------------------------------------------------------
WSSC EMPLOYEES RETIREMENT PLAN
ATTN ROBERT HOLMES                                                     8.48%
14501 SWEITZER LN FL 11
LAUREL MD 20707-5901
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY REINVEST ACCOUNT
FOR EXCLUSIVE BENEFIT OF CUSTOMERS                                     8.14%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
GREAT-WEST TRUST COMPANY LLC TTEE F
BANK OF THE WEST 401K SAVINGS PLAN                                     5.15%
8525 E ORCHARD RD
GREENWOOD VLG CO 80111-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOOMIS SAYLES FULL DISCRETION SECURITIZED FUND  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                                    % OF FUND
--------------------------------------------------------------------------------
LOOMIS SAYLES MULTISECTOR
FULL DISCRETION TRUST
ONE FINANCIAL CENTER                                                  16.12%
BOSTON MA 02111-2621
--------------------------------------------------------------------------------
IAM NATIONAL PENSION FUND
1300 CONNECTICUT AVE NW STE 300                                        9.74%
WASHINGTON DC 20036-1711
--------------------------------------------------------------------------------
ARKANSAS TEACHERS RETIREMENT SYSTEM
1400 WEST THIRD ST                                                     8.31%
LITTLE ROCK AR 72201-1889
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD
CONSERVATIVE TRUST
ONE FINANCIAL CENTER                                                   7.31%
BOSTON MA 02111-2621
--------------------------------------------------------------------------------
FRESNO COUNTY EMPLOYEES
RETIREMENT ASSOCIATIONS                                                6.34%
1111 H ST
FRESNO CA 93721-2515
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LSV VALUE EQUITY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                        CLASS OF SHARES              % OF CLASS
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
REINVEST
ACCOUNT                            Institutional Class Shares          26.46%
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES        Institutional Class Shares          20.99%
LLC
FOR THE EXCLUSIVE BENEFIT OF
OUR
CUSTOMERS ATTN MUTUAL
FUNDS
DEPARTMENT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES
LLC
FOR THE EXCLUSIVE BENEFIT OF
OUR
CUSTOMERS ATTN MUTUAL                Investor Class Shares             97.08%
FUNDS
DEPARTMENT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LSV CONSERVATIVE VALUE EQUITY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                        CLASS OF SHARES             % OF CLASS
--------------------------------------------------------------------------------
PRUDENTIAL BANK & TRUST
80 LIVINGSTON AVE                  Institutional Class Shares          83.88%
ROSELAND NJ 07068-1753
--------------------------------------------------------------------------------
WELLS FARGO BANK NA FBO
APTAR GROUP INC
PO BOX 1533                        Institutional Class Shares           9.23%
MINNEAPOLIS MN 55480-1533
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACT FBO
CUSTOMERS
ATTN MUTUAL FUNDS                    Investor Class Shares             86.22%
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------
PERSHING LLC
1 PERSHING PLAZA                     Investor Class Shares              8.36%
JERSEY CITY NJ 07399-0002
--------------------------------------------------------------------------------
KEVIN THOMAS PHELAN
SUBJECT TO DST TOD RULES
336 E 1ST ST                         Investor Class Shares              5.28%
HINSDALE IL 60521-4205
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LSV SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                        CLASS OF SHARES             % OF CLASS
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS                  Institutional Class Shares          44.47%
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES
LLC
FOR THE EXCLUSIVE BENEFIT OF       Institutional Class Shares          21.81%
OUR
CUSTOMERS ATTN MUTUAL
FUNDS
DEPARTMENT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAPINCO C/O US BANK NA
1555 N RIVERCENTER DR STE 302      Institutional Class Shares           9.17%
MILWAUKEE WI 53212-3958
--------------------------------------------------------------------------------
SPECIAL CUSTODY ACCOUNT
FOR THE
EXCLUSIVE BENEFIT OF
CUSTOMERS OF
UBS FINANCIAL SERVICES INC         Institutional Class Shares           6.04%
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS ATTN MUTUAL FUNDS        Investor Class Shares               36.19%
DEPARTMENT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
VANTAGETRUST - NAV
C/O ICMA RETIREMENT CORPORATION
777 NORTH CAPITOL STREET, NE       Investor Class Shares               32.83%
WASHINGTON DC 20002-4239
--------------------------------------------------------------------------------
VANTAGETRUST-UNITIZED
C/O ICMA RETIREMENT CORPORATION    Investor Class Shares               24.58%
777 NORTH CAPITOL STREET, NE
WASHINGTON DC 20002-4239
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACT FBO CUSTOMERS
ATTN MUTUAL FUNDS                  Investor Class Shares                5.90%
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LSV U.S. MANAGED VOLATILITY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                        CLASS OF SHARES             % OF CLASS
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES
LLC
FOR THE EXCLUSIVE BENEFIT OF
OUR
CUSTOMERS ATTN MUTUAL              Institutional Class Shares           31.31%
FUNDS
DEPARTMENT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
AMALGAMATED BANK OF
CHICAGO
FBO CONSTRUCTION WORKERS
PENSION
TRUST FUND-LAKE COUNTY &
VICINITY                           Institutional Class Shares          27.11%
30 N LA SALLE ST
ATTN TRUST OPERATIONS 38TH
FL
CHICAGO IL 60602-2590
--------------------------------------------------------------------------------
BANK OF AMERICA CUSTODIAN
FBO MFO
PO BOX 843869                      Institutional Class Shares          12.15%
DALLAS TX 75284-1575
--------------------------------------------------------------------------------
WELLS FARGO BANK NA FBO
BERKSHIRE HEALTH-LSV
PO BOX 1533                        Institutional Class Shares          10.88%
MINNEAPOLIS MN 55480-1533
--------------------------------------------------------------------------------
MAC & CO
ATTN MUTUAL FUND OPS
500 GRANT STREET                   Institutional Class Shares           5.27%
ROOM 151-1010
PITTSBURGH PA 15219-2502
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES        Investor Class Shares               99.14%
LLC
FOR THE EXCLUSIVE BENEFIT OF
OUR
CUSTOMERS ATTN MUTUAL
FUNDS
DEPARTMENT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LSV GLOBAL MANAGED VOLATILITY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                        CLASS OF SHARES             % OF CLASS
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS                  Institutional Class Shares          44.90%
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------
IBJ INVESTMENTS LLC
1943 N BURLING ST                  Institutional Class Shares          22.62%
CHICAGO IL 60614-5123
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES
LLC
FOR THE EXCLUSIVE BENEFIT OF
OUR
CUSTOMERS ATTN MUTUAL              Institutional Class Shares          16.76%
FUNDS
DEPARTMENT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
MENNO VERMEULEN TR
U/A 12/30/2008
MENNO VERMEULEN 2008
GRANTOR                            Institutional Class Shares           7.54%
RETAINED ANNUITY TRUST
397 S KENILWORTH AVE
ELMHURST IL 60126-3926
--------------------------------------------------------------------------------
TD AMERITRADE INC FBO
OUR CUSTOMERS
PO BOX 2226                        Institutional Class Shares           6.69%
OMAHA NE 68103-2226
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES
LLC
FOR THE EXCLUSIVE BENEFIT OF
OUR
CUSTOMERS ATTN MUTUAL                Investor Class Shares             72.50%
FUNDS
DEPARTMENT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACT FBO
CUSTOMERS                            Investor Class Shares             11.19%
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------
LESLIE M KONDZIELA TR
U/A 10/20/2007
LESLIE KONDZIELA REVOCABLE
TRUST                                 Investor Class Shares             8.06%
1421 W ROSCOE ST APT 3E
CHICAGO IL 60657-7379
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LSV GLOBAL VALUE FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                        CLASS OF SHARES             % OF CLASS
--------------------------------------------------------------------------------
IBJ INVESTMENTS LLC
1943 N BURLING ST                   Institutional Class Shares         42.46%
CHICAGO IL 60614-5123
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACT FBO
CUSTOMERS
ATTN MUTUAL FUNDS                   Institutional Class Shares         26.35%
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------
MENNO VERMEULEN TR
U/A 12/30/2008
MENNO VERMEULEN 2008
GRANTOR                             Institutional Class Shares         14.15%
RETAINED ANNUITY TRUST
397 S KENILWORTH AVE
ELMHURST IL 60126-3926
--------------------------------------------------------------------------------
TD AMERITRADE INC FBO
OUR CUSTOMERS                       Institutional Class Shares         12.72%
PO BOX 2226
OMAHA NE 68103-2226
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACT FBO
CUSTOMERS
ATTN MUTUAL FUNDS                     Investor Class Shares            61.76%
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES
LLC
FOR THE EXCLUSIVE BENEFIT OF
OUR
CUSTOMERS ATTN MUTUAL                 Investor Class Shares            35.47%
FUNDS
DEPARTMENT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MCKEE INTERNATIONAL EQUITY PORTFOLIO  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                                  % OF FUND
--------------------------------------------------------------------------------
SAXON & CO                                                           32.80%
FBO WESTMORELAND COUNTY EMPLOYEES
RETIREMENT FUND
PO BOX 7780
PHILADELPHIA PA 19182-0001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                              18.67%
REINVEST ACCOUNT
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
NFS LLC FEBO                                                          9.29%
PATTON & CO AS NOMINEE AGENT
FOR COMMUNITY BANK NA
PO BOX 690
ATTN TRUST DEPT
OLEAN NY 14760-0690

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RICE HALL JAMES MICRO CAP PORTFOLIO  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                                  % OF FUND
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                             40.00%
REINVEST ACCOUNT
ATTN MUTUAL FUND
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
WELLS FARGO BANK NA CUST                                            8.48%
FBO OLMSTED KAEHR NANCY
PO BOX 1533
MINNEAPOLIS MN 55480-1533
--------------------------------------------------------------------------------
BNY MELLON NA                                                       7.46%
PO BOX 534005
PITTSBURGH PA 15253-4005
--------------------------------------------------------------------------------
WACHOVIA BANK FBO                                                   6.17%
VARIOUS RETIREMENT PLANS
NC 1076
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28262-8522
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RICE HALL JAMES SMALL CAP PORTFOLIO  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                                  % OF FUND
--------------------------------------------------------------------------------
NFS LLC FEBO                                                        16.89%
FIIOC AS AGENT FOR
QUALIFIED EMPLOYEE BENEFIT
PLANS (401K) FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                             15.19%
FBO REINVEST ACCOUNT
ATTN MUTUAL FUND
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
NFS LLC FEBO                                                        7.91%
FMTC AS TRUSTEE FBO FMC TARGET
RET 2050
FMTC-UNITIZED
1 SPARTAN WAY
MERRIMACK NH 03054-4300
--------------------------------------------------------------------------------
NFS LLC FEBO                                                        7.12%
FMTC AS TRUSTEE FBO FMC TARGET
RET 2040
FMTC-UNITIZED
1 SPARTAN WAY # TS2O
MERRIMACK NH 03054-4300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NFS LLC FEBO                                                        5.68%
FMTC AS TRUSTEE FBO FMC TARGET
RET 2030
FMTC-UNITIZED
1 SPARTAN WAY # TS2O
MERRIMACK NH 03054-4300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RICE HALL JAMES SMID CAP PORTFOLIO  INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                                 % OF FUND
--------------------------------------------------------------------------------
WELLS FARGO FBO                                                    34.57%
VARIOUS RETIREMENT PLANS
NC1151
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28262-8522
--------------------------------------------------------------------------------
BNY MELLON NA                                                      26.00%
PO BOX 534005
PITTSBURGH PA 15253-4005
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO                                                12.11%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
PERSHING LLC                                                        7.82%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SANDS CAPITAL GLOBAL GROWTH FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                      CLASS OF SHARES                % OF CLASS
--------------------------------------------------------------------------------
CAPINCO C/O US BANK NA           Institutional Class Shares            23.70%
1555 N RIVERCENTER DR STE 302
MILWAUKEE WI 53212-3958
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES      Institutional Class Shares            14.91%
LLC
FOR EXCLUSIVE BENEFIT OF
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 5TH
FL
499 WASHINGTON BLVD FL 5
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC          Institutional Class Shares             9.34%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
STATE STREET BANK AND            Institutional Class Shares             8.47%
TRUST CO
FBO ANGELES GLOBAL EQUITY
OPPORTUNITIES FUND LLC
ATTN REGISTRATION SERVICES
MANAGER
30 ADELAIDE ST E STE 1100
TORONTO ONTARIO M5C 3G6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALASKA ELECTRICAL PENSION        Institutional Class Shares             7.62%
FUND
701 E TUDOR RD STE 200
ANCHORAGE AK 99503-7458
--------------------------------------------------------------------------------
MERCY HEALTH                    Institutional Class Shares             5.96%
1701 MERCY HEALTH PL
CINCINNATI OH 45237-6147
--------------------------------------------------------------------------------
JOHN TEMPLETON FOUNDATION       Institutional Class Shares             5.46%
300 CONSHOHOCKEN STATE RD
STE 500
CONSHOHOCKEN PA 19428-3815
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC           Investor Class Shares                44.22%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES       Investor Class Shares                35.19%
LLC
FOR EXCLUSIVE BENEFIT OF
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 5TH
FL
499 WASHINGTON BLVD FL 5
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
PERSHING LLC                      Investor Class Shares                 8.76%
P O BOX 2052
JERSEY CITY NJ 07303-2052
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SAROFIM EQUITY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                                           % OF FUND
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY
C/O HOUSTON TRUST ID 458
ATTN MUTUAL FUNDS ADMINISTRATOR                              43.33%
ONE FREEDOM VALLEY DRIVE
OAKS, PA 19456
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THOMSON HORSTMANN & BRYANT MICROCAP FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                     CLASS OF SHARES                 % OF CLASS
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC         Institutional Class Shares             84.25%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC           Investor Class Shares                44.95%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES       Investor Class Shares                37.81%
LLC
FOR THE EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT FL 4
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TS&W EQUITY PORTFOLIO
--------------------------------------------------------------------------------
NAME AND ADDRESS                                            % OF FUND
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                       79.76%
REINVEST ACCOUNT
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD LARGECAP VALUE FUND

NAME AND ADDRESS                     CLASS OF SHARES                 % OF CLASS
--------------------------------------------------------------------------------
WELLS FARGO BANK, NA FBO              A Class Shares                   84.37%
GL WILSON MUT FD
PO BOX 1533
MINNEAPOLIS MN 55480-1533
--------------------------------------------------------------------------------
PERSHING LLC                          A Class Shares                   11.42%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES         Institutional Shares               40.57%
LLC
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC             Institutional Shares               21.55%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD LOW VOLATILITY EQUITY FUND  INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                            % OF FUND
--------------------------------------------------------------------------------
TD AMERITRADE INC                                             75.89%
FBO OUR CUSTOMERS
PO BOX 2226
OMAHA NE 68103-2226
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD SMIDCAP PLUS FUND  INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                            % OF FUND
--------------------------------------------------------------------------------
PIMS/PRUDENTIAL RETIREMENT                                    46.08%
AS NOMINEE FOR THE TTEE/CUST PL 111
HARTFORD HEALTHCARE 401(K)
SYSTEM SUPPORT OFFICE
389 JOHN DOWNEY DR
NEW BRITAIN CT 06051-2924
--------------------------------------------------------------------------------
PIMS/PRUDENTIAL RETIREMENT                                    26.02%
AS NOMINEE FOR THE TTEE/CUST PL 111
HARTFORD HEALTHCARE
SYSTEM SUPPORT OFFICE
389 JOHN DOWNEY DR
NEW BRITAIN CT 06051-2924
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATE STREET BANK & TRUST COMPANY                              7.74%
CUST U/A 12/21/2007
HANESBRANDS INC
RETIREMENT SAVINGS PLAN
801 PENNSYLVANIA AVE
KANSAS CITY MO 64105-1307
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                        7.12%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD SMIDCAP FUND  INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                            % OF FUND
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                               38.76%
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
STATE STREET BANK & TRUST COMPANY                             29.40%
FBO BAE SYSTEMS 401K SAVINGS PLAN
PO BOX 5501
BOSTON MA 02206-5501
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                        9.25%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------
BART 457 MODEL                                                 8.23%
C/O ICMA RETIREMENT CORPORATION
777 NORTH CAPITOL STREET, NE
WASHINGTON DC 20002-4239
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD SMALLCAP FUND  INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                            % OF FUND
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                               47.51%
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                       12.92%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------
MERRILL LYNCH PIERCE FENNER &                                  7.34%
SMITH INC FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246-6484
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD MLP AND STRATEGIC ENERGY FUND  INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                            % OF FUND
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                               88.69%
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD INCOME OPPORTUNITY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                  CLASS OF SHARES                   % OF CLASS
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC            A Class Shares                      48.54%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------
PERSHING LLC                       A Class Shares                       9.95%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002
--------------------------------------------------------------------------------
LPL FINANCIAL                      A Class Shares                       8.00%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC          Institutional Shares                  32.78%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES      Institutional Shares                  21.99%
LLC
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
CAPINCO C/O US BANK NA           Institutional Shares                   7.04%
1555 N RIVERCENTER DR STE 302
MILWAUKEE WI 53212-3958
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND  INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                                   % OF FUND
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                      54.67%
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
PROTRUST CO.                                                         29.81%
8401 W DODGE RD STE 256
OMAHA NE 68114-3493
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                               7.44%
SPECIAL CUSTODY ACCT FOR THE
BENEFIT OF CUST ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TD AMERITRADE INC                                                     6.15%
FBO OUR CUSTOMERS
PO BOX 2226
OMAHA NE 68103-2226
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD GLOBAL EQUITY FUND  INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                   CLASS OF SHARES                % OF CLASS
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES       Institutional Shares              47.91%
LLC
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
PROTRUST CO.                      Institutional Shares              26.66%
8401 W DODGE RD STE 256
OMAHA NE 68114-3493
--------------------------------------------------------------------------------
TD AMERITRADE INC                 Institutional Shares              17.33%
FBO OUR CUSTOMERS
PO BOX 2226
OMAHA NE 68103-2226
--------------------------------------------------------------------------------
WELLS FARGO BANK NA FBO           Institutional Shares               5.21%
TIMMERMAN & SONS FEEDING
P/S PLAN
PO BOX 1533
MINNEAPOLIS MN 55480-1533
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD EMERGING MARKETS FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                   CLASS OF SHARES                % OF CLASS
--------------------------------------------------------------------------------
NFS LLC FEBO                        A Class Shares                  57.64%
TCTCO NOMINEE AGT
WESTWOOD TRU
200 CRESCENT CT STE 1200
DALLAS TX 75201-1807
--------------------------------------------------------------------------------
TD AMERITRADE INC                   A Class Shares                  36.29%
FBO OUR CUSTOMERS
PO BOX 2226
OMAHA NE 681032226
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC           Institutional Shares              65.10%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES       Institutional Shares              19.53%
LLC
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD SHORT DURATION HIGH YIELD FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                         CLASS OF SHARES          % OF CLASS
--------------------------------------------------------------------------------
NFS LLC FEBO                              A Class Shares            79.34%
SRG59 VENTURES LP
A PARTNERSHIP
SJ GP LLC
21 BELLECHASE GARDENS DR
BEAUMONT TX 77706-8728
--------------------------------------------------------------------------------
RAYMOND JAMES                             A Class Shares            15.87%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM
ATTN COURTNEY WALLER
880 CARILLON PKWY
SAINT PETERSBURG FL 33716-
1100
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                 Institutional Shares        54.04%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES             Institutional Shares        20.50%
LLC
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
PERSHING LLC                            Institutional Shares        5.12%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                         CLASS OF SHARES          % OF CLASS
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                 Institutional Shares        61.84%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO, CA 94104-4122
--------------------------------------------------------------------------------
TD AMERITRADE INC                       Institutional Shares        38.14%
FBO OUR CUSTOMERS
PO BOX 2226
OMAHA NE 68103-2226
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES                Ultra Shares             90.91%
LLC
FOR THE EXCLUSIVE BENEFIT OF
CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY, NJ 07310
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROTRUST CO.                               Ultra Shares              9.07%
8401 W DODGE RD STE 256
OMAHA NE 68114-3493
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD MARKET NEUTRAL INCOME FUND  INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                   CLASS OF SHARES                   % OF CLASS

CHARLES SCHWAB & CO INC           Institutional Shares                 86.69%
SPECIAL CUSTODY ACCT FOR
THE
BENEFIT OF CUST ATTN MUTUAL
FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------
TD AMERITRADE INC                 Institutional Shares                  6.63%
FBO OUR CUSTOMERS
PO BOX 2226
OMAHA NE 68103-2226
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES          Ultra Shares                        100%
LLC
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD STRATEGIC CONVERTIBLES FUND  INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                                     % OF FUND
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                        75.26%
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
PROTRUST CO.                                                            9.53%
8401 W DODGE RD STE 256
OMAHA NE 68114-3493
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                                 8.86%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------

                       THE ADVISORS' INNER CIRCLE FUND II

--------------------------------------------------------------------------------
CARDINAL SMALL CAP VALUE FUND  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                                      % OF FUND
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                                25.74%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO, CA 94104-4122
--------------------------------------------------------------------------------
WASHINGTON & CO                                                        23.41%
C/O US BANK NA
PO BOX 1787
MILWAUKEE, WI 53201
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                        20.32%
FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY, NJ 07310
--------------------------------------------------------------------------------
WELLS FARGO BANK NA FBO                                                10.95%
OMNIBUS ACCOUNT CASH CASH
PO BOX 1533
MINNEAPOLIS, MN 55480
--------------------------------------------------------------------------------
WELLS FARGO BANK NA FBO                                                 5.48%
OMNIBUS ACCOUNT REINVEST REINVEST
PO BOX 1533
MINNEAPOLIS, MN 55480
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHAMPLAIN SMALL COMPANY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                   CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES         Advisor Shares              41.78%
LLC
FBO EXCLUSIVE BENEFIT OF
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 5TH
FLOOR
499 WASHINGTON BLVD FL 5
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC             Advisor Shares              20.09%
SPECIAL CUSTODY A/C
FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC           Institutional Shares          22.40%
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES       Institutional Shares           7.29%
LLC
FBO EXCLUSIVE BENEFIT OF
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 5TH
FLOOR
499 WASHINGTON BLVD FL 5
JERSEY CITY NJ 0731-02010
--------------------------------------------------------------------------------
RBC CAPITAL MARKETS LLC           Institutional Shares          6.76%
MUTUAL FUND OMNIBUS
PROCESSING
OMNIBUS
ATTN MUTUAL FUND OPS
MANAGER
60 S 6TH ST # P08
MINNEAPOLIS MN 55402-4413
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHAMPLAIN MID CAP FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                   CLASS OF SHARES                  % OF CLASS
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES        Advisor Shares                    15.97%
LLC
FBO EXCLUSIVE BENEFIT OF
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 5TH
FLOOR
499 WASHINGTON BLVD FL 5
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC            Advisor Shares                     7.52%
SPECIAL CUSTODY ACCT FOR
THE
EXCLUSIVE BENEFIT OF
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-415
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC          Institutional Shares                30.02%
SPECIAL CUSTODY ACCT FOR
THE
EXCLUSIVE BENEFIT OF
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES      Institutional Shares                20.95%
LLC
FBO EXCLUSIVE BENEFIT OF
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 5TH
FLOOR
499 WASHINGTON BLVD FL 5
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
TD AMERITRADE                    Institutional Shares                17.70%
PO BOX 2226
OMAHA NE 68103-2226
--------------------------------------------------------------------------------
BNYM IS TRUST CO                 Institutional Shares                 7.71%
FBO WRAP CLIENTS
MAILSTOP 19K-0105
760 MOORE RD
KNG OF PRUSSA PA 19406-1212
--------------------------------------------------------------------------------
EDWARD D JONES & CO              Institutional Shares                 7.09%
ATTN MUTUAL FUND
SHAREHOLDER ACCOUNTING
201 PROGRESS PKWY
MARYLAND HEIGHTS MO 63043-
3042
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHAMPLAIN EMERGING MARKETS FUND  ADVISOR SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                            % OF FUND

CHARLES SCHWAB & CO INC                                       66.50%
SPECIAL CUSTODY A/C
FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY CUST                                15.54%
IRA A/C DEBORAH R HOSS
30195 HILLSIDE TER
SAN JUAN CAPISTRANO CA 92675-1539
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                        9.51%
SPECIAL CUSTODY A/C
FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FROST GROWTH EQUITY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                       CLASS OF SHARES              % OF CLASS
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY           Investor Class Shares             62.91%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY           Investor Class Shares             21.47%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY         Institutional Class Shares          59.21%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY         Institutional Class Shares          17.54%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
RELIANCE TRUST CO                 Institutional Class Shares          13.75%
CUSTODIAN
FBO MASSMUTUAL OMNIBUS
PLL/SMF
PO BOX 28004
ATLANTA GA 30358-0004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FROST VALUE EQUITY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                       CLASS OF SHARES              % OF CLASS
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY           Investor Class Shares             73.22%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY         Institutional Class Shares          40.18%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY         Institutional Class Shares          32.45%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RELIANCE TRUST CO                 Institutional Class Shares          14.72%
CUSTODIAN
FBO MASSMUTUAL OMNIBUS
PLL/SMF
PO BOX 28004
ATLANTA GA 30358-0004
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC           Institutional Class Shares           9.08%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FROST LOW DURATION BOND FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                       CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY           Investor Class Shares           37.62%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY           Investor Class Shares           31.83%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
NFS LLC FEBO                        Investor Class Shares            7.05%
BMO HARRIS BANK NA
FBO BANK 98 DLY RCRDKPG
480 PILGRIM WAY STE 1000
GREEN BAY WI 54304-5280
--------------------------------------------------------------------------------
NFS LLC FEBO                        Investor Class Shares            5.12%
POINT INVESTMENTS LTD
A PARTNERSHIP
PO BOX 829
SAN ANTONIO TX 78293-0829
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY         Institutional Class Shares        55.54%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY         Institutional Class Shares        19.94%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY         Institutional Class Shares         7.20%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
RELIANCE TRUST CO                 Institutional Class Shares         5.55%
CUSTODIAN
FBO MASSMUTUAL OMNIBUS
PLL/SMF
PO BOX 28004
ATLANTA GA 30358-0004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FROST TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                      CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY          Investor Class Shares           13.62%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY          Investor Class Shares           12.17%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC            Investor Class Shares            8.58%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
TD AMERITRADE INC FOR THE          Investor Class Shares            6.23%
EXCLUSIVE BENEFIT OF OUR
CLIENTS
PO BOX 2226
OMAHA NE 68103-2226
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY        Institutional Class Shares        36.37%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY        Institutional Class Shares        15.21%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC          Institutional Class Shares        11.28%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
WELLS FARGO BANK FBO             Institutional Class Shares        10.10%
VARIOUS RETIREMENT PLANS
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28288-1076
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FROST MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                      CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
NFS LLC FEBO                       Investor Class Shares           74.10%
POINT INVESTMENTS LTD
A PARTNERSHIP
PO BOX 829
SAN ANTONIO TX 78293-0829
--------------------------------------------------------------------------------
NFS LLC FEBO                       Investor Class Shares           14.78%
CAROLYN SEALE
CAROL LEE KLOSE
249 WESTOVER RD
ALAMO HEIGHTS TX 78209-5651
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY        Institutional Class Shares        89.63%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY        Institutional Class Shares         5.81%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FROST MID CAP EQUITY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                      CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES        Investor Class Shares           46.93%
LLC
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
NFS LLC FEBO                       Investor Class Shares           17.84%
JOHN W ROBB
BARBARA F ROBB
220 E FAIR OAKS PL
SAN ANTONIO TX 78209-3811
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY          Investor Class Shares           12.44%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY          Investor Class Shares           11.19%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
NFS LLC FEBO                       Investor Class Shares            6.40%
FMT CO CUST IRA ROLLOVER
FBO ROBERT SEAN BAMBACE
2230 BUROAK RIDGE
SAN ANTONIO TX 78248-2334
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY        Institutional Class Shares        92.90%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FROST CREDIT FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                      CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY          Investor Class Shares           47.86%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY          Investor Class Shares           22.75%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
TD AMERITRADE INC FOR THE          Investor Class Shares           18.26%
EXCLUSIVE BENEFIT OF OUR
CLIENTS
PO BOX 2226
OMAHA NE 68103-2226
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY          Investor Class Shares            5.75%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY         Institutional Class Shares       66.86%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY         Institutional Class Shares       23.63%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY         Institutional Class Shares        5.20%
C/O FROST ID 390
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HANCOCK HORIZON MISSISSIPPI TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                       CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
HANCO                             Institutional Class Shares        97.75%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
NFS LLC FEBO ZOR ENTERPRISES        Investor Class Shares            5.33%
LLC
BILOXI MS 39532
--------------------------------------------------------------------------------
RBC CAPITAL MARKETS                 Investor Class Shares            5.27%
CORPORATION
510 MARQUETTE AVE SOUTH
MN 55402
--------------------------------------------------------------------------------
NFS LLC FEBO GEORGE W WHITE             Class C Shares              99.39%
PASS CHRIS MS 39571
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HANCOCK HORIZON LOUISIANA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                       CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
HANCO                             Institutional Class Shares        87.67%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
HANCO                             Institutional Class Shares        11.90%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
NFS LLC FEBO KENNETT F              Investor Class Shares           18.08%
STEWART
BELLE CHASSE LA 70037
--------------------------------------------------------------------------------
NFS LLC FEBO PETER ARMATO           Investor Class Shares            9.71%
INDEPENDENCE LA 70443
--------------------------------------------------------------------------------
NFS LLC FEBO JACK DROUILHET         Investor Class Shares            8.10%
4113 WOODSIDE LAKE CHARLES
LA 70605
--------------------------------------------------------------------------------
NFS LLC FEBO RHAOUL A               Investor Class Shares            7.93%
GUILLAUME
BATON ROUGE LA 70808
--------------------------------------------------------------------------------
NFS LLC FEBO CHANCE BROWN           Investor Class Shares            6.04%
3684 WEATHERBY SULPHUR LA
70665
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO                 Investor Class Shares            5.67%
211 MAIN ST SAN FRANCISCO CA
94105
--------------------------------------------------------------------------------
STIFEL NICOLAUS & COMPANY               Class C Shares              98.82%
INCORPORATED
ALEXANDRIA LA 71303
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HANCOCK HORIZON DIVERSIFIED INCOME FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                        CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
HANCO                              Institutional Class Shares        75.45%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
HANCO                              Institutional Class Shares        11.45%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
GWFS EQUITIES INC                  Institutional Class Shares        7.28%
GREENWOOD VILLAGE CO 80111
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO                  Investor Class Shares           19.41%
211 MAIN ST SAN FRANCISCO CA
94105
--------------------------------------------------------------------------------
NFS LLC FEBO ROBERT E ADAMS          Investor Class Shares           11.16%
141 MAXWELL MARRERO LA
70072
--------------------------------------------------------------------------------
MORGAN STANLEY                          Class C Shares               17.42%
1 HARBORSIDE FINANCIAL CNTR
PLAZA 3 NEW YORK NY 10004
--------------------------------------------------------------------------------
NFS LLC FEBO JUDITH W NUNN              Class C Shares               12.08%
AUBURN AL 36830
--------------------------------------------------------------------------------
NFS LLC FEBO HOWARD E BODE              Class C Shares               10.03%
23400 CHEF NEW ORLEANS LA
70129
--------------------------------------------------------------------------------
NFS LLC FEBO KENNETH                    Class C Shares                9.23%
ROWELL
14045 DAUPHIN ISL CODEN AL
36523
--------------------------------------------------------------------------------
NFS LLC FEBO RUPPEL FAMILY              Class C Shares                9.02%
TRUST 3 TRUST
1000 TCHOUPITOULAS NEW
ORLEANS LA 70130
--------------------------------------------------------------------------------
NFS LLC FEBO JOSEPHINE                  Class C Shares                8.40%
GROSSKOPF
10111 RUNNYMEDE BATON
ROUGE LA 70815
--------------------------------------------------------------------------------
NFS LLC FEBO NFS FMTC                   Class C Shares                5.61%
ROLLOVER IRA
NEW ORLEANS LA 70119
--------------------------------------------------------------------------------
NFS LLC FEBO SPECIAL NEEDS              Class C Shares                5.05%
TRUST ROBERT GRA
3924 ROSE OF SHARON ORLANDO
FL 32808
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HANCOCK HORIZON QUANTITATIVE LONG/SHORT FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                        CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
HANCO                              Institutional Class Shares        33.35%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
NFS LLC FEBO EXCLUSIVE             Institutional Class Shares        15.61%
BENEFIT OF OUR CUSTOMERS
9801 BARLOW JERSEY CITY NJ
07310
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO                Institutional Class Shares        12.65%
211 MAIN ST SAN FRANCISCO CA
94105
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HANCO                             Institutional Class Shares         10.71%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
MSCS FINANCIAL SERVICES FBO       Institutional Class Shares          7.31%
NABANK CO
TULSA OK 74101
--------------------------------------------------------------------------------
MSCS FINANCIAL SERVICES FBO       Institutional Class Shares          7.16%
NABANK CO
TULSA OK 74101
--------------------------------------------------------------------------------
MSCS FINANCIAL SERVICES FBO       Institutional Class Shares          5.16%
NABANK CO
TULSA OK 74101
--------------------------------------------------------------------------------
MORGAN STANLEY                      Investor Class Shares            30.18%
1 HARBORSIDE FINANCIAL CNTR
PLAZA 3 NEW YORK NY 10004
--------------------------------------------------------------------------------
LPL FINANCIAL SERVICES              Investor Class Shares            30.15%
4707 EXECUTIVE SAN DIEGO CA
92121
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO                 Investor Class Shares             7.99%
211 MAIN ST SAN FRANCISCO CA
94105
--------------------------------------------------------------------------------
MORGAN STANLEY                         Class C Shares                42.67%
1 HARBORSIDE FINANCIAL CNTR
PLAZA 3 NEW YORK NY 10004


--------------------------------------------------------------------------------
HANCOCK HORIZON BURKENROAD SMALL CAP FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                       CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
HANCO                             Institutional Class Shares        18.97%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
NFS LLC FEBO EXCLUSIVE            Institutional Class Shares        17.17%
BENEFIT OF OUR CUSTOMERS
9801 BARLOW JERSEY CITY NJ
07310
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO               Institutional Class Shares        10.19%
211 MAIN ST SAN FRANCISCO CA
94105
--------------------------------------------------------------------------------
HANCO                             Institutional Class Shares        10.10%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
MERRILL LYNCH                     Institutional Class Shares         8.20%
4800 DEER LAKE JACKSONVILLE
FL 32246
--------------------------------------------------------------------------------
GWFS EQUITIES INC                 Institutional Class Shares         8.04%
GREENWOOD VILLAGE CO 80111
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO                 Investor Class Shares           24.01%
211 MAIN ST SAN FRANCISCO CA
94105
--------------------------------------------------------------------------------
MORGAN STANLEY                      Investor Class Shares           10.81%
1 HARBORSIDE FINANCIAL CNTR
PLAZA 3 NEW YORK NY 10004
--------------------------------------------------------------------------------
LPL FINANCIAL SERVICES              Investor Class Shares            8.78%
4707 EXECUTIVE SAN DIEGO CA
92121
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO                    Class D Shares               24.47%
211 MAIN ST SAN FRANCISCO CA
94105
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HANCO                                  Class D Shares                7.27%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
LPL FINANCIAL SERVICES                 Class D Shares                5.08%
4707 EXECUTIVE SAN DIEGO CA
92121
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HANCOCK HORIZON DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                       CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
HANCO                             Institutional Class Shares        36.93%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
HANCO                             Institutional Class Shares        23.91%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
MERRILL LYNCH                     Institutional Class Shares        16.30%
4800 DEER LAKE JACKSONVILLE
FL 32246
--------------------------------------------------------------------------------
WELLS FARGO BANK FBO              Institutional Class Shares        10.03%
NATIONAL FIRE PROTECTION
ASSOC
MINNEAPOLIS MN 55480
--------------------------------------------------------------------------------
MSCS FINANCIAL SERVICES FBO       Institutional Class Shares         9.77%
COMERICA BANK FBO DINGLE
DETROIT MI 48275
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO                 Investor Class Shares           19.40%
211 MAIN ST SAN FRANCISCO CA
94105
--------------------------------------------------------------------------------
MML DISTRIBUTORS, LLC               Investor Class Shares            7.60%
SPRINGFIELD MA 01111
--------------------------------------------------------------------------------
MORGAN STANLEY                         Class C Shares               21.24%
1 HARBORSIDE FINANCIAL CNTR
PLAZA 3 NEW YORK NY 10004
--------------------------------------------------------------------------------
NFS LLC FEBO LINDA W                   Class C Shares               10.44%
CROWSON
8649 LOVAS TRINITY FL 34655
--------------------------------------------------------------------------------
NFS LLC FEBO WAYNE M STEIN             Class C Shares                8.64%
SR
PONCHATOULA LA 70454
--------------------------------------------------------------------------------
NFS LLC FEBO CHARLES H VOSS            Class C Shares                8.02%
1018 LOURAY BATON ROUGE LA
70808
--------------------------------------------------------------------------------
NFS LLC FEBO FRANCIS DANIEL            Class C Shares                7.94%
CHAVIS
5830 STRATFORD BATON ROUGE
LA 70808
--------------------------------------------------------------------------------
NFS LLC FEBO SHARON L RIDER            Class C Shares                7.48%
13541 ARNOLD WALKER LA 70785
--------------------------------------------------------------------------------
NFS LLC FEBO PAUL C WIENCEK            Class C Shares                6.98%
BRADENTON FL 34208
--------------------------------------------------------------------------------
NFS LLC FEBO RUTH THORNHILL            Class C Shares                6.64%
8948 SMOKE ROCK BATON
ROUGE LA 70817
--------------------------------------------------------------------------------
NFS LLC FEBO CHARLES J OATES           Class C Shares                5.69%
327 ALLEN PANAMA CITY FL
32401
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HANCOCK HORIZON U.S. SMALL CAP FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                         CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
HANCO                               Institutional Class Shares        64.38%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
HANCO                               Institutional Class Shares        16.58%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
GWFS EQUITIES INC                   Institutional Class Shares         9.86%
GREENWOOD VILLAGE CO 80111
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO                 Institutional Class Shares         6.13%
211 MAIN ST SAN FRANCISCO CA
94105
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO                   Investor Class Shares           69.13%
211 MAIN ST SAN FRANCISCO CA
94105
--------------------------------------------------------------------------------
OPPENHIEIMER & CO INC                    Class C Shares               17.20%
FRANKLIN MI 48025
--------------------------------------------------------------------------------
PERSHING LLC                             Class C Shares               16.15%
JERSEY CITY NJ 07303
--------------------------------------------------------------------------------
OPPENHIEIMER & CO INC                    Class C Shares               15.40%
CHESTERFIELD MI 48047
--------------------------------------------------------------------------------
OPPENHIEIMER & CO INC                    Class C Shares               13.78%
DEARBORN MI 48124
--------------------------------------------------------------------------------
OPPENHIEIMER & CO INC                    Class C Shares                9.48%
BLOOMFIELD HILLS MI 48302
--------------------------------------------------------------------------------
NFS LLC FEBO SARAH GRIFFIN               Class C Shares                6.93%
LANDRUM
30 VERSAILLES NEW ORLEANS
LA 70125
--------------------------------------------------------------------------------
NFS LLC FEBO JARROD POLLET               Class C Shares                6.80%
9235 VILLA CROSSING
GREENWEL SPGS LA 70739
--------------------------------------------------------------------------------
NFS LLC FEBO WYATT M                     Class C Shares                5.70%
FERGUSON
856 IRIS BATON ROUGE LA 70802
--------------------------------------------------------------------------------
NFS LLC FEBO RAY J                       Class C Shares                5.60%
ROBICHAUX
MONTEGUT LA 70377
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HANCOCK HORIZON DYNAMIC ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                         CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
HANCO                               Institutional Class Shares        72.04%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
HANCO                               Institutional Class Shares        22.51%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
NFS LLC FEBO NFS FMTC IRA             Investor Class Shares           20.51%
COVINGTON LA 70433
--------------------------------------------------------------------------------
NFS LLC FEBO NFS FMTC IRA             Investor Class Shares           17.23%
JACKSONVILLE FL 32256
--------------------------------------------------------------------------------
NFS LLC FEBO W SIMNICK                Investor Class Shares           10.13%
SHARON SIMNICK T
239 LANTANA LONG BEACH MS
39560
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NFS LLC FEBO MARGIA M                 Investor Class Shares           10.00%
BLANKENSHIP
HOUSTON TX 77057
--------------------------------------------------------------------------------
NFS LLC FEBO NFS FMTC IRA            Investor Class Shares             8.59%
TRINITY FL 34655
--------------------------------------------------------------------------------
NFS LLC FEBO NFS FMTC IRA            Investor Class Shares             7.36%
METAIRIE LA 70003
--------------------------------------------------------------------------------
NFS LLC FEBO NFS FMTC IRA            Investor Class Shares             5.39%
HOUSTON TX 77027
--------------------------------------------------------------------------------
NFS LLC FEBO LARRY AVANT                Class C Shares                63.81%
PRATTVILLE AL 36066
--------------------------------------------------------------------------------
NFS LLC FEBO KAREN MARIE                Class C Shares                10.73%
HAWKINS TTEE KAREN MARI
TALLAHASSEE FL 32317
--------------------------------------------------------------------------------
NFS LLC FEBO CATHERINE C                Class C Shares                8.64%
MYERS CUST
GULFPORT MS 39503
--------------------------------------------------------------------------------
NFS LLC FEBO CATHERINE C                Class C Shares                8.64%
MYERS CUST
GULFPORT MS 39503
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HANCOCK HORIZON INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                   CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
HANCO                         Institutional Class Shares        76.45%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
HANCO                         Institutional Class Shares        14.95%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
HANCO                         Institutional Class Shares         6.75%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
NFS LLC FEBO JOHN T RED         Investor Class Shares            6.33%
POPLARVILLE MS 39470
--------------------------------------------------------------------------------
NFS LLC FEBO MARGIA M           Investor Class Shares            5.94%
BLANKENSHIP
HOUSTON TX 77057
--------------------------------------------------------------------------------
NFS LLC FEBO NFS FMTC IRA       Investor Class Shares            5.55%
GULFPORT MS 39507
--------------------------------------------------------------------------------
HANCO                              Class C Shares               50.00%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
SIDCO                              Class C Shares               50.00%
530 EAST SWEDESFORD WAYNE
PA 19087
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HANCOCK HORIZON MICROCAP FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                   CLASS OF SHARES            % OF CLASS
--------------------------------------------------------------------------------
HANCO                         Institutional Class Shares        78.65%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
HANCO                         Institutional Class Shares        18.41%
NEW ORLEANS LA 70122
--------------------------------------------------------------------------------
NFS LLC FEBO MR JOHN M          Investor Class Shares           37.43%
BOULWARE
1005 BEAUREGARD BOGALUSA
LA 70427
--------------------------------------------------------------------------------
NFS LLC FEBO NFS FMTC SEP IRA      Class C Shares               25.93%
BRADENTON FL 34208
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NFS LLC FEBO TIMOTHY B            Class C Shares                24.27%
HATCHER
WILMER AL 36587
--------------------------------------------------------------------------------
NFS LLC FEBO WILLIAM M            Class C Shares                15.11%
GREMILLION
GREENVILLE AL 36037
--------------------------------------------------------------------------------
PERSHING LLC                      Class C Shares                12.86%
JERSEY CITY NJ 07303
--------------------------------------------------------------------------------
NFS LLC FEBO THE MYRNA K          Class C Shares                12.13%
BIRCHER REVOCABLE
PEORIA HEIGHTS IL 61616
--------------------------------------------------------------------------------
NFS LLC FEBO TIMOTHY B            Class C Shares                 9.21%
HATCHER CUST
WILMER AL 36587
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KOPERNIK GLOBAL ALL-CAP FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                  CLASS OF SHARES           % OF CLASS
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH              Class A Shares              17.75%
BARNEY LLC
HARBORSIDE FINANCIAL CTR
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------
MERRILL LYNCH PIERCE              Class A Shares              15.79%
FENNER & SMITH
FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC           Class A Shares              13.87%
SPECIAL CUSTODY ACCT FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
PERSHING LLC                      Class A Shares               9.98%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
--------------------------------------------------------------------------------
RBC CAPITAL MARKETS LLC           Class A Shares               8.69%
MUTUAL FUND OMNIBUS
PROCESSING
OMNIBUS
ATTN MUTUAL FUND OPS
MANAGER
60 SOUTH SIXTH ST P08
MINNEAPOLIS MN 55402-4413
--------------------------------------------------------------------------------
RAYMOND JAMES                     Class A Shares               8.45%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH               Class I Shares             31.23%
BARNEY LLC
HARBORSIDE FINANCIAL CTR
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH PIERCE              Class I Shares              24.61%
FENNER & SMITH
FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES       Class I Shares               7.69%
LLC
FOR THE EXCLUSIVE BENEFIT OF
OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC           Class I Shares               7.12%
SPECIAL CUSTODY ACCT FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
COMERICA BANK FBO DINGLE           Class I Shares              5.25%
ERISA
PO BOX 75000 MSC 3446
DETROIT MI 48275-0001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KOPERNIK INTERNATIONAL FUND  CLASS I SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                              CLASS OF SHARES      % OF CLASS
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES                    Class I Shares        39.80%
LLC
FOR THE EXCLUSIVE BENEFIT OF
OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
MERRILL LYNCH PIERCE                           Class I Shares        34.88%
FENNER & SMITH
FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH                           Class I Shares         8.73%
BARNEY LLC
HARBORSIDE FINANCIAL CTR
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------
OPPENHEIMER & CO INC                           Class I Shares         5.16%
FBO DAVID R BELDING TTEE
DAVID R BELDING REVOCABLE
TRUST
U/A/DTD 12/18/2012
395 E SUNSET RD
LAS VEGAS NV 89119-3566
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LM CAPITAL OPPORTUNISTIC BOND FUND  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                       CLASS OF SHARES              % OF CLASS
--------------------------------------------------------------------------------
JOANIE BRONFMAN                   Institutional Class Shares           98.32%
1731 BEACON ST
BROOKLINE, MA 02445
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                                     % OF FUND
--------------------------------------------------------------------------------
JOHN CARSON GRAVES &                                                   13.03%
& JUDITH CANTY GRAVES TRUSTEES
U/A DTD 05/21/2004
THE JOHN CARSON GRAVES TRUST
PO BOX 9823
ASHEVILLE NC 28815-0823
--------------------------------------------------------------------------------
PERSHING LLC                                                            6.82%
P O BOX 2052
JERSEY CITY NJ 07303-2052
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RSQ INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                       CLASS OF SHARES              % OF CLASS
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC           Institutional Class Shares           92.85%
SPECIAL CUSTODY ACCT
FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
STRAFE & CO                       Institutional Class Shares            7.15%
FBO PELL FAMILY 2012 GST
TRUST
PO BOX 6924
NEWARK DE 19714-6924
--------------------------------------------------------------------------------
STRAFE & CO                         Investor Class Shares              97.97%
FBO PELL FAMILY 2012 GST
TRUST
PO BOX 6924
NEWARK DE 19714-6924
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RQSI SMALL CAP HEDGED EQUITY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                       CLASS OF SHARES              % OF CLASS
--------------------------------------------------------------------------------
RAMGUARD LLC                         Institutional Shares              99.12%
706 JEFFERSON ST
TELL CITY IN 47586-1757
--------------------------------------------------------------------------------
JAIDEEP KARNAWAT                        Retail Shares                  50.54%
3016 LEDGEBROOK CT
LOUISVILLE KY 40241-6543
--------------------------------------------------------------------------------
BRADLEY R SHAFER &                      Retail Shares                  25.27%
BRENDA M SHAFER JTWROS
SUBJECT TO DST TOD RULES
1302 ISLEWORTH DR
LOUISVILLE KY 40245-5252
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                  Retail Shares                 23.68%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTFIELD CAPITAL LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                             CLASS OF SHARES          % OF CLASS
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES
LLC FOR
EXCLUSIVE BENEFIT OF OUR
CUSTOMERS                              Investor Class Shares           99.90%
ATTN MUTUAL FUNDS DEPT 4TH
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY A/C
FBO CUSTOMERS                          Institutional Class Shares      16.86%
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
CITI PRIVATE BANK 0
480 WASHINGTON BLVD
15TH FLOOR-NJ NEWPORT                  Institutional Class Shares      15.61%
OFFICE CTR 7
JERSEY CITY NJ 07310-2053
--------------------------------------------------------------------------------
ELEUTHERIAN MILLS  HAGLEY
FOUNDATION INC
PO BOX 3630                            Institutional Class Shares      11.29%
WILMINGTON DE 19807-0630
--------------------------------------------------------------------------------
KEY BANK NA CUST
FBO MUNSON WILLIAMS
PROCTOR
INSTITUTE ACCT                         Institutional Class Shares       9.88%
UAD 102312
PO BOX 94871
CLEVELAND OH 44101-4871
--------------------------------------------------------------------------------
THE NORTHERN TRUST
COMPANY AS
TRUSTEE FBO BAKER HUGHES
DV                                     Institutional Class Shares       6.76%
PO BOX 92994
CHICAGO IL 60675-2994
--------------------------------------------------------------------------------
CAPINCO C/O US BANK NA
1555 N RIVERCENTER DR STE 302           Institutional Class Shares      5.76%
MILWAUKEE WI 53212-3958
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTFIELD CAPITAL DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                             CLASS OF SHARES          % OF CLASS
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES
LLC FOR
EXCLUSIVE BENEFIT OF OUR                  Investor Class Shares         92.34%
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------
INDRANI MITRA &
INDRAJIT MITRA JTWROS
SUBJECT TO DST TOD RULES                 Investor Class Shares           7.66%
82 N MAIN ST APT 3121
NATICK MA 01760-3477
--------------------------------------------------------------------------------
W JOHNSTON ASSOCIATES LLC
C/O KATHRYN M COOK                     Institutional Class Shares       24.30%
132 TURNPIKE RD #100
SOUTHBOROUGH MA 01772-2129
--------------------------------------------------------------------------------
WILLIAM A MUGGIA
15 LONGFELLOW RD                       Institutional Class Shares       22.56%
WELLESLEY HLS MA 02481-5220
--------------------------------------------------------------------------------
ANNETTE JANE CAMPBELL
WHITE
SUBJECT TO DST TOD RULES               Institutional Class Shares        8.07%
4400 KELLER AVE # 412
OAKLAND CA 94605-4281
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES
LLC FOR
EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH             Institutional Class Shares        7.12%
FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
--------------------------------------------------------------------------------

                              BISHOP STREET FUNDS

--------------------------------------------------------------------------------
BISHOP STREET DIVIDEND VALUE FUND  CLASS I SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                                  % OF FUND
--------------------------------------------------------------------------------
SEI PRIVATE TRUST CO                                                59.68%
FBO FIRST HAWAIIAN BANK ID 909
C/O FIRST HAWAIIAN BANK
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY                                           38.10%
C/O FIRST HAWAIIAN BANK
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989
--------------------------------------------------------------------------------
BISHOP STREET HIGH GRADE INCOME FUND  CLASS I SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                                  % OF FUND
--------------------------------------------------------------------------------
SEI PRIVATE TRUST CO                                                45.32%
FBO FIRST HAWAIIAN BANK ID 909
ATTN MUTUAL FUNDS
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989
--------------------------------------------------------------------------------
SEI TRUST COMPANY                                                   35.49%
C/O FIRST HAWAIIAN BANK
ATTN MUTUAL FUNDS
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GREAT-WEST TRUST COMPANY LLC TTEE F                                 10.95%
RECORDKEEPING FOR LARGE BENEFIT PL
8525 E ORCHARD RD
GREENWOOD VLG CO 80111-5002
--------------------------------------------------------------------------------
WELLS FARGO BANK NA                                                  5.77%
FBO BANCWEST HOLDINGS INC ERC
26062401
PO BOX 1533
MINNEAPOLIS MN 55480-1533
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BISHOP STREET HAWAII MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                         CLASS OF SHARES        % OF CLASS
--------------------------------------------------------------------------------
HARRY MARTENS VON HOLT TR                Class A Shares           5.67%
HARRY MARTENS VON HOLT
REV LIV TR
U/A DTD 04/16/1991
PO BOX 1879
KAMUELA HI 96743-1879
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY                 Class I Shares          63.13%
C/O FIRST HAWAIIAN BANK
ATTN MUTUAL FUNDS
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989
--------------------------------------------------------------------------------

                                   APPENDIX D

                                    ADVISERS

                        THE ADVISORS' INNER CIRCLE FUND

-----------------------------------------------------------------------------------------------------------
ADVISER NAME AND ADDRESS                           FUND(S)
-----------------------------------------------------------------------------------------------------------
Acadian Asset Management LLC                       Acadian Emerging Markets Portfolio
260 Franklin Street                                Cornerstone Advisors Global Public Equity Fund*
Boston, Massachusetts 02110
-----------------------------------------------------------------------------------------------------------
AJO, LP                                            Cornerstone Advisors Public Alternatives Fund*
230 South Broad Street, 20th Floor
Philadelphia, Pennsylvania 19102
-----------------------------------------------------------------------------------------------------------
Allianz Global Investors U.S. LLC                  Cornerstone Advisors Global Public Equity Fund*
1633 Broadway                                      Cornerstone Advisors Income Opportunities
New York, New York 10019                           Fund*
-----------------------------------------------------------------------------------------------------------
AlphaOne Investment Services, LLC                  AlphaOne Small Cap Opportunities Fund
789 E. Lancaster Avenue, Suite 120                 AlphaOne NextGen Technology Fund
Villanova, Pennsylvania 19085                      AlphaOne VIMCO Small Cap Value Fund
-----------------------------------------------------------------------------------------------------------
AT Investment Advisers, Inc.                       AT Disciplined Equity Fund
One South Wacker Drive, Suite 3500                 AT Mid Cap Equity Fund
Chicago, Illinois 60606                            AT Income Opportunities Fund
-----------------------------------------------------------------------------------------------------------
BlackRock Financial Management, LLC                Cornerstone Advisors Real Assets Fund*
55 East 52nd Street
New York, New York 10055
-----------------------------------------------------------------------------------------------------------
BlackRock International Limited                    Cornerstone Advisors Real Assets Fund*
Exchange Place One
1 Semple Street
Edinburgh EH3 8BL, Scotland
-----------------------------------------------------------------------------------------------------------
Cambiar Investors, LLC                             Cambiar Opportunity Fund
200 Columbine Street, Suite 800                    Cambiar International Equity Fund
Denver, Colorado 80206                             Cambiar Small Cap Fund
                                                   Cambiar Global Ultra Focus Fund
                                                   Cambiar SMID Fund
                                                   Cambiar Global Equity Fund
                                                   Cambiar International Small Cap Fund
-----------------------------------------------------------------------------------------------------------
C.S. McKee, L.P.                                   McKee International Equity Portfolio
One Gateway Center
Pittsburgh, Pennsylvania 15222
-----------------------------------------------------------------------------------------------------------
ClariVest Asset Management LLC                     Cornerstone Advisors Global Public Equity Fund*
3611 Valley Centre Drive, Suite 100                Cornerstone Advisors Public Alternatives Fund*
San Diego, California 92130
-----------------------------------------------------------------------------------------------------------
Cornerstone Advisors, Inc.                         Cornerstone Advisors Global Public Equity Fund
225 108th Avenue NE, Suite 400                     Cornerstone Advisors Income Opportunities Fund
Bellevue, Washington 98004                         Cornerstone Advisors Public Alternatives Fund
                                                   Cornerstone Advisors Real Assets Fund
                                                   Cornerstone Advisors Core Plus Bond Fund
-----------------------------------------------------------------------------------------------------------
Cramer Rosenthal McGlynn LLC                       Cornerstone Advisors Global Public Equity Fund*
520 Madison Avenue, 20th Floor
New York, New York 10022
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Driehaus Capital Management LLC                    Cornerstone Advisors Global Public Equity Fund*
25 East Erie Street
Chicago, Illinois 60611
-----------------------------------------------------------------------------------------------------------
Edgewood Management LLC                            Edgewood Growth Fund
535 Madison Avenue, 15th Floor
New York, New York 10022
-----------------------------------------------------------------------------------------------------------
Fairpointe Capital LLC                             Cornerstone Advisors Global Public Equity Fund*
One North Franklin Street, Suite 3300
Chicago, Illinois 60606
-----------------------------------------------------------------------------------------------------------
Fayez Sarofim & Co.                                Sarofim Equity Fund
Two Houston Center
909 Fannin Street
Houston, Texas 77010
-----------------------------------------------------------------------------------------------------------
First Manhattan Co.                                FMC Select Fund
399 Park Avenue                                    FMC Strategic Value Fund
New York, New York 10022
-----------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc.                            Cornerstone Advisors Core Plus Bond Fund*
One Franklin Parkway
San Mateo, California 94403
-----------------------------------------------------------------------------------------------------------
Hamlin Capital Management, LLC                     Hamlin High Dividend Equity Fund
640 Fifth Avenue, 6th Floor
New York, New York 10019
-----------------------------------------------------------------------------------------------------------
Harris Associates L.P.                             Cornerstone Advisors Global Public Equity Fund*
111 S. Wacker Drive, Suite 4600
Chicago, Illinois 60606
-----------------------------------------------------------------------------------------------------------
Harvest Global Investments Limited                 Harvest Asian Bond Fund
31/F One Exchange Square
8 Connaught Place, Central Hong Kong
-----------------------------------------------------------------------------------------------------------
Haverford Financial Services, Inc.                 Haverford Quality Growth Stock Fund
Three Radnor Corporate Center, Suite 450
Radnor, Pennsylvania 19087
-----------------------------------------------------------------------------------------------------------
Investment Counselors of Maryland, LLC             ICM Small Company Portfolio
300 East Lombard Street, Suite 810
Baltimore, Maryland 21202
-----------------------------------------------------------------------------------------------------------
Kayne Anderson Capital Advisors, L.P.              Cornerstone Advisors Real Assets Fund*
1800 Avenue of the Stars, Third Floor
Los Angeles, California 90067
-----------------------------------------------------------------------------------------------------------
Loomis, Sayles & Company, L.P.                     Loomis Sayles Full Discretion Institutional
One Financial Center                               Securitized Fund
Boston, Massachusetts 02111                        Cornerstone Advisors Core Plus Bond Fund*
-----------------------------------------------------------------------------------------------------------
LSV Asset Management                               LSV Value Equity Fund
155 North Wacker Drive, Suite 4600                 LSV Conservative Value Equity Fund
Chicago, Illinois 60606                            LSV Small Cap Value Fund
                                                   LSV Global Value Fund
                                                   LSV U.S. Managed Volatility Fund
                                                   LSV Global Managed Volatility Fund
                                                   Cornerstone Advisors Global Public Equity Fund*
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Marsico Capital Management, LLC                    Cornerstone Advisors Global Public Equity Fund*
1200 17th Street, Suite 1600
Denver, Colorado 80202
-----------------------------------------------------------------------------------------------------------
Metropolitan West Asset Management, LLC            Cornerstone Advisors Core Plus Bond Fund*
865 S. Figueroa Street, Suite 1800
Los Angeles, California 90017
-----------------------------------------------------------------------------------------------------------
Numeric Investors LLC                              Cornerstone Advisors Global Public Equity Fund*
470 Atlantic Avenue, 6th Floor                     Cornerstone Advisors Public Alternatives Fund*
Boston, Massachusetts 02210
-----------------------------------------------------------------------------------------------------------
OFI SteelPath, Inc.                                Cornerstone Advisors Income Opportunities
2100 McKinney Ave., Suite 1401                     Fund*
Dallas, Texas 75201
-----------------------------------------------------------------------------------------------------------
Parametric Portfolio Associates LLC                Cornerstone Advisors Global Public Equity Fund*
1918 Eighth Avenue, Suite 3100
Seattle, Washington 98101
-----------------------------------------------------------------------------------------------------------
Phocas Financial Corporation                       Cornerstone Advisors Global Public Equity Fund*
980 Atlantic Avenue, Suite 106
Alameda, California 94501
-----------------------------------------------------------------------------------------------------------
Prime Advisors, Inc.                               Cornerstone Advisors Core Plus Bond Fund*
22635 NE Marketplace Drive
Redmond, Washington 98053
-----------------------------------------------------------------------------------------------------------
Rice Hall James & Associates, LLC                  Rice Hall James Micro Cap Portfolio
600 West Broadway, Suite 1000                      Rice Hall James SMID Cap Portfolio
San Diego, California 92101                        Rice Hall James Small Cap Portfolio
-----------------------------------------------------------------------------------------------------------
Robert W. Baird & Co. Incorporated                 Cornerstone Advisors Global Public Equity Fund*
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
-----------------------------------------------------------------------------------------------------------
Sands Capital Management, LLC                      Sands Capital Global Growth Fund
1000 Wilson Boulevard, Suite 3000
Arlington, Virginia 22209
-----------------------------------------------------------------------------------------------------------
SKY Harbor Capital Management, LLC                 Westwood Opportunistic High Yield Fund*
20 Horseneck Lane                                  Westwood Short Duration High Yield Fund*
Greenwich, Connecticut 06830
-----------------------------------------------------------------------------------------------------------
Strategic Income Management, LLC                   Cornerstone Advisors Income Opportunities
1200 Westlake Avenue, N. Suite 713                 Fund*
Seattle, Washington 98109
-----------------------------------------------------------------------------------------------------------
Thompson, Siegel & Walmsley LLC                    TS&W Equity Portfolio
6641 W. Broad Street, Suite 600
Richmond, Virginia 23230
-----------------------------------------------------------------------------------------------------------
Thomson Horstmann & Bryant, Inc.                   Thomson Horstmann & Bryant MicroCap Fund
501 Merritt 7
Norwalk, Connecticut 06851
-----------------------------------------------------------------------------------------------------------
Thornburg Investment Management, Inc.              Cornerstone Advisors Global Public Equity Fund*
2300 North Ridgetop Road
Santa Fe, New Mexico 87506
-----------------------------------------------------------------------------------------------------------

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
-----------------------------------------------------------------------------------------------------------
Villanova Investment Management Company LLC        AlphaOne VIMCO Small Cap Value Fund*
789 E Lancaster Avenue, Suite 120
Villanova, Pennsylvania 19085
-----------------------------------------------------------------------------------------------------------
Wells Fargo Portfolio Risk Advisors,               Cornerstone Advisors Public Alternatives Fund*
a Division of Structured Asset Investors, LLC
375 Park Avenue, 4th Floor
New York, New York 10152
-----------------------------------------------------------------------------------------------------------
Westwood Management Corp.                          Westwood LargeCap Value Fund
200 Crescent Court, Suite 1200                     Westwood Low Volatility Equity Fund
Dallas, Texas 75201                                Westwood SMidCap Plus Fund
                                                   Westwood SMidCap Fund
                                                   Westwood SmallCap Fund
                                                   Westwood MLP and Strategic Energy Fund
                                                   Westwood Income Opportunity Fund
                                                   Westwood Worldwide Income Opportunity Fund
                                                   Westwood Global Equity Fund
                                                   Westwood Emerging Markets Fund
                                                   Westwood Short Duration High Yield Fund
                                                   Westwood Opportunistic High Yield Fund
                                                   Westwood Market Neutral Income Fund
                                                   Westwood Strategic Convertibles Fund
-----------------------------------------------------------------------------------------------------------

                       THE ADVISORS' INNER CIRCLE FUND II

-----------------------------------------------------------------------------------------------------------
ADVISER NAME AND ADDRESS                           FUND(S)
-----------------------------------------------------------------------------------------------------------
Cardinal Capital Management, L.L.C.                Cardinal Small Cap Value Fund
Four Greenwich Office Park
Greenwich, Connecticut 06831
-----------------------------------------------------------------------------------------------------------
Champlain Investment Partners, LLC                 Champlain Small Company Fund
180 Battery Street                                 Champlain Mid Cap Fund
Burlington, Vermont 05401                          Champlain Emerging Markets Fund
-----------------------------------------------------------------------------------------------------------
EARNEST Partners, LLC                              Hancock Horizon Diversified International Fund*
1180 Peachtree Street, Suite 2300
Atlanta, Georgia 30309
-----------------------------------------------------------------------------------------------------------
Frost Investment Advisors, LLC                     Frost Growth Equity Fund
100 West Houston Street, 15th Floor                Frost Value Equity Fund
San Antonio, Texas 78205                           Frost Low Duration Bond Fund
                                                   Frost Total Return Bond Fund
                                                   Frost Municipal Bond Fund
                                                   Frost Mid Cap Equity Fund
                                                   Frost Credit Fund
-----------------------------------------------------------------------------------------------------------
Globeflex Capital, L.P.                            Hancock Horizon International Small Cap Fund*
4365 Executive Drive, Suite 720
San Diego, California 92121
-----------------------------------------------------------------------------------------------------------
Horizon Advisers                                   Hancock Horizon Burkenroad Small Cap Fund
One Hancock Plaza, Post Office Box 4019            Hancock Horizon Diversified International Fund
Gulfport, Mississippi 39502                        Hancock Horizon Quantitative Long/Short Fund
                                                   Hancock Horizon Louisiana Tax-Free Income Fund
-----------------------------------------------------------------------------------------------------------

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
-----------------------------------------------------------------------------------------------------------
                                                   Hancock Horizon Mississippi Tax-Free Income Fund
                                                   Hancock Horizon Diversified Income Fund
                                                   Hancock Horizon U.S. Small Cap Fund
                                                   Hancock Horizon Dynamic Asset Allocation Fund
                                                   Hancock Horizon International Small Cap Fund
                                                   Hancock Horizon Microcap Fund
-----------------------------------------------------------------------------------------------------------
Kopernik Global Investors, LLC                     Kopernik Global All-Cap Fund
Two Harbour Place                                  Kopernik International Fund
302 Knights Run Avenue, Suite 1225
Tampa, Florida 33602
-----------------------------------------------------------------------------------------------------------
LM Capital Group, LLC                              LM Capital Opportunistic Bond Fund
750 B Street, Suite 3010
San Diego, California 92101
-----------------------------------------------------------------------------------------------------------
R Squared Capital Management L.P.                  RSQ International Equity Fund
299 Park Avenue, 6th Floor
New York, New York 10171
-----------------------------------------------------------------------------------------------------------
Ramsey Quantitative Systems, Inc.                  RQSI Small Cap Hedged Equity Fund
1515 Ormsby Station Court
Louisville, Kentucky 40223
-----------------------------------------------------------------------------------------------------------
W. H. Reaves & Co., Inc.                           Reaves Utilities and Energy Infrastructure Fund
10 Exchange Place, 18th Floor
Jersey City, New Jersey 07302
-----------------------------------------------------------------------------------------------------------
Westfield Capital Management Company, L.P.         Westfield Capital Large Cap Growth Fund
One Financial Center                               Westfield Capital Dividend Growth Fund
Boston, Massachusetts 02111
-----------------------------------------------------------------------------------------------------------

                              BISHOP STREET FUNDS

-----------------------------------------------------------------------------------------------------------
ADVISER NAME AND ADDRESS                           FUND(S)
-----------------------------------------------------------------------------------------------------------
Bishop Street Capital Management                   Bishop Street Hawaii Municipal Bond Fund
999 Bishop Street, 28th Floor                      Bishop Street High Grade Income Fund
Honolulu, Hawaii, 96813                            Bishop Street Dividend Value Fund
-----------------------------------------------------------------------------------------------------------
Columbia Management Investment Advisers, LLC       Bishop Street Dividend Value Fund*
225 Franklin Street
Boston, Massachusetts 02110
-----------------------------------------------------------------------------------------------------------

*    Adviser serves as a sub-adviser or a sub-sub-adviser to the Fund.

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
[LOGO OMITTED]                                           PROXY CARD

                                                         SIGN, DATE AND VOTE ON THE REVERSE SIDE
                                                         -------------------------------------------------------------------------->

                                                         ---------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT NO                                PROXY VOTING OPTIONS
MATTER HOW MANY SHARES                                   ---------------------------------------------------------------------------
YOU OWN.  PLEASE CAST YOUR                               [GRAPHIC OMITTED]     1. MAIL your signed and voted proxy back in
PROXY VOTE TODAY!                                                              the POSTAGE PAID ENVELOPE provided

                                                         [GRAPHIC OMITTED]     2. ONLINE at PROXYONLINE.COM using your
                                                                               proxy control number found below

----------------------------------------------------     [GRAPHIC OMITTED]     3. By PHONE when you dial (888)-227-9349 toll-free
SHAREHOLDER'S REGISTRATION PRINTED HERE                                        to reach an automated touchtone voting line

                                                         [GRAPHIC OMITTED]     4. By PHONE with a LIVE OPERATOR when you
                                                                               call toll-free (877) 896-3197 Monday through
                                                                               Friday 9 a.m. to 10 p.m. Eastern time

                                                         CONTROL NUMBER >> 12345678910
----------------------------------------------------     ---------------------------------------------------------------------------


                                                       MERGE FUND NAME

                                                       MERGE TRUST NAME

                           PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2018

The undersigned shareholder, revoking prior proxies, hereby appoints Michael Beattie and Dianne Descoteaux, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds to be held at the offices of SEI
Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on March 26, 2018, at 10:00 a.m., Eastern Time, or at any
adjournment thereof, and in their discretion upon any other business that may properly come before the meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of a copy of the Notice of Joint Special Meeting of Shareholders and the accompanying
Proxy Statement.

DO YOU HAVE QUESTIONS? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free
(877) 896-3197. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH
26, 2018. The Proxy Statement for this meeting is available at:

https://www.proxyonline.com/docs/SEI2018.pdf
------------------------------------------------------------------------------------------------------------------------------------
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
MERGE FUND NAME                                                                                                           PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Your signature(s) on this should be exactly as your name(s)                     ____________________________________________________
appear on this proxy (reverse side). If the shares are                          SIGNATURE (AND TITLE IF APPLICABLE)             DATE
held jointly, each holder should sign this proxy. Attorneys-in-fact,
executors, administrators, trustees or guardians should indicate the            ____________________________________________________
full title and capacity in which they are signing.                              SIGNATURE (IF HELD JOINTLY)                     DATE

------------------------------------------------------------------------------------------------------------------------------------

This proxy is solicited on behalf of the Board of Trustees of the Fund.  WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS
INDICATED OR "FOR" THE ELECTION OF ALL NOMINEES IF NO CONTRARY DIRECTION IS GIVEN.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL
NOMINEES.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  O

                                                                 FOR ALL           WITHHOLD ALL           FOR ALL, EXCEPT

1. Elect Trustees to the Board of Trustees of the Fund              O                   O                       O

      (a.)  Robert Nesher
      (b.)  N. Jeffrey Klauder
      (c.)  Joseph T. Grause, Jr.
      (d.)  Mitchell A. Johnson
      (e.)  Betty L. Krikorian
      (f.)  Bruce Speca
      (g.)  George J. Sullivan, Jr.
      (h.)  Tracie E. Ahern

 TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.


                                                      THANK YOU FOR VOTING
